UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2015

Loomis Sayles Dividend Income Fund

Loomis Sayles Emerging Markets Opportunities Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Vaughan Nelson Select Fund

Portfolio Review page 1

Portfolio of Investments page 19

Financial Statements page  46

Notes to Financial Statements page 64

LOOMIS SAYLES DIVIDEND INCOME FUND

Managers:	Symbols:
Arthur J. Barry, CFA®	Class A LSCAX
Matthew J. Eagan, CFA®	Class C LSCCX
Daniel J. Fuss, CFA®, CIC	Class Y LSCYX
Adam C. Liebhoff
Elaine M. Stokes
Loomis, Sayles & Company, L.P.

Objective:

The Fund’s investment goal is high total return through a combination of current income and capital appreciation.

Market Conditions

The U.S. large cap equity market generally outperformed most other global equity markets during the 12-month period. During the second half of the period, global stocks came under increasing pressure. Given mounting concerns about China’s growth, falling commodity prices and uncertainty around the timing of the Federal Reserve’s (the Fed) first interest rate increase, market volatility spiked in August and triggered a broad equity market correction. During that period, many benchmarks declined 10 percent or more for the first time since 2011. However, markets rebounded late in the period, coincident with lower volatility. Fixed income markets were similarly challenged during the 12-month period. For the first half, a strengthening U.S. dollar elevated investor concerns. During the second half, investor risk aversion rose due to volatile oil prices. Spreads (difference in yield between non-U.S. Treasury and Treasury securities of similar maturity) generally widened, particularly for lower-quality issues.

Performance Results

For the 12 months ended November 30, 2015, Class A shares of the Loomis Sayles Dividend Income Fund returned -1.89% at net asset value. The Fund underperformed its primary benchmark, the all-equity S&P 500® Index, which returned 2.75% for the period. The Fund also underperformed its secondary benchmark, the Russell 1000® Value Index, which returned -1.11%.

Explanation of Fund Performance

The Fund underperformed largely due to security selection in the fixed income allocation. Underperformance was primarily driven by security-specific risk; significant oil price volatility put pressure on energy-related holdings in the industrials sector. A specific energy sector convertible issue also weighed heavily on performance. Significant U.S. dollar appreciation during the reporting period caused bonds denominated in the Australian dollar and Mexican peso to detract from performance. Not surprisingly, equity allocations to the energy and materials sectors also detracted from absolute performance, given the pressure on commodities markets from declining oil prices. Additionally, a large underweight to and

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stock selection within the information technology sector dragged on relative performance. In terms of individual equity holdings, Tronox, a specialty chemical company, underperformed largely due to a softening titanium dioxide market. We exited the position during the summer. Qualcomm, a communications equipment maker, was also a main detractor. Investors’ confidence in the company’s ability to grow was soured by a number of factors, including worse-than-expected conditions in the company’s mobile chipset business, difficulties signing royalty contracts in China and a Korean regulatory investigation into its royalty business. In addition, Southcross Energy Partners, a natural gas utility, underperformed due to the continued decline in commodity prices and lower expected activity in the regions where its gathering, processing and pipeline networks are located. We sold the position in August.

On an absolute basis, the consumer discretionary, consumer staples, financials, industrials and utilities sectors contributed most to overall return. Security selection in the utilities, industrials, financials and consumer staples sectors contributed meaningfully to relative performance but not enough to offset individual stock underperformance in other sectors. On an individual basis, independent refiner PBF Energy was a leading contributor to performance due to strong operating fundamentals amid declining crude oil prices and increased demand for gasoline. PBF also made two attractive acquisitions that were well received by investors. In addition, Old Republic International, a property and casualty insurance holding company, was a main contributor. The company’s stock experienced significant price appreciation following strong earnings results released in October 2015. General Electric also performed well during the period, largely due to management’s historic decision to spin off the company’s financial services business. The combination of solid underlying fundamentals and a large capital return program propelled the company’s stock price to new highs.

Outlook

We expect S&P 500® earnings to resume growth in 2016 after a flat 2015. Profit margins should remain healthy, but we do not anticipate material expansion. We would be pleased with mid to high single-digit equity market returns over the next few years given high valuations, tepid global growth, US elections and geopolitical uncertainties. Importantly, major fundamental positives remain intact: stable-to-improving developed market growth, lower commodity prices, capped global inflation and continuing low interest rates.

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LOOMIS SAYLES DIVIDEND INCOME FUND

Growth of $10,000 Investment in Class A Shares4

March 30, 2012 (inception) through November 30, 2015

Average Annual Total Returns — November 30, 20154

	1 Year	Life of Fund

Class A (Inception 3/30/2012)
NAV	-1.89%	11.33%
With 5.75% Maximum Sales Charge	-7.50	9.55

Class C (Inception 3/30/2012)
NAV	-2.64	10.49
With CDSC[1]	-3.51	10.49

Class Y (Inception 3/30/2012)
NAV	-1.64	11.59

Comparative Performance
S&P 500® Index[2]	2.75	13.64
Russell 1000® Value Index[3]	-1.11	12.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND

Managers:	Symbols:
Elisabeth Colleran, CFA®	Class A LEOAX
Peter A. Frick, CFA®	Class C LEOCX
Peter N. Marber	Class N LEONX
David W. Rolley, CFA®	Class Y LEOYX
Edgardo Sternberg
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks high total investment return through a combination of high current income and capital appreciation.

Market Conditions

Technical moves, U.S. dollar strength, falling commodity prices and risk-averse investor sentiment created a turbulent backdrop for emerging markets during the 12-month period. Quantitative easing (QE) policies from the European Central Bank (ECB) and Bank of Japan temporarily improved liquidity and investor sentiment for emerging market credit risk during the first half of the period. However, bond market liquidity fell and volatility increased in the second half, creating a more fragile environment for emerging markets.

Commodity prices continued to decline, albeit at a more muted pace as the period progressed. Net exporters of commodities, such as some Latin American countries and Russia, faced substantial price pressures as investors exited those markets. Meanwhile, slowing growth in China influenced conditions in the latter part of the period. Increased government intervention and weak exports triggered investor concerns, which were then exacerbated by weak demand and liquidity fears. The decision by the People’s Bank of China to devalue its currency triggered outflows from developing countries into developed markets. Investors generally interpreted the currency devaluation as a signal the Chinese economy was slowing faster than anticipated, spurring a selloff among risk assets that impacted most emerging markets.

The U.S. dollar rallied for most of the period, pressuring selected countries and currencies and hurting returns of local currency bonds in U.S.-dollar terms. However, easier local monetary policies and weakening currencies helped emerging market economies become better balanced in a world of lower commodity prices.

Performance Results

For the 12-months ended November 30, 2015, Class A shares of the Loomis Sayles Emerging Markets Opportunities Fund returned -2.51% at net asset value. The Fund underperformed its benchmark, the Barclays EM USD Aggregate 10% Country Capped Index, which returned 0.18%.

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LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND

Explanation of Fund Performance

We express our investment views through specific strategies applied across the various market segments and instruments. When combined, these strategies constitute the Fund’s performance. For the 12-month period, our equity strategies detracted from performance. Specifically, out-of-benchmark exposure to emerging market equity exchange-traded funds (ETFs), equity options and equity index futures weighed on Fund performance. The continued decline in commodity prices, slowing growth in China and broad risk aversion triggered a selloff in global equities that hit emerging markets particularly hard. Additionally, our convertible strategy lost value primarily due to a specific holding. Our bank loan and derivative strategies, including interest rate futures and swaps and ETF options, also detracted from performance. Although our overall credit strategy was sound, selected names underperformed, particularly during the third quarter of 2015, mainly due to their heavy exposure to falling commodity markets.

Sovereign bonds contributed positively to performance. Specifically, long positions in U.S.-dollar-denominated Russian and Ukrainian sovereigns aided results as geopolitical tensions between Russia and Ukraine subsided. Some commodity price stability and the alleviation of Ukrainian sovereign default risk also supported the bonds. Meanwhile, emerging market corporate exposure across sectors contributed the most to performance despite the market volatility. In particular, financials, utilities, technology, media and telecommunications were the primary contributors to performance. On a country basis, commodity-linked names in Russia and Venezuela and financial names in Mexico added to return. While out-of-benchmark exposure to currency options proved useful, given the fluctuations in commodity prices and the U.S. dollar’s strength, the negative impact from ETF options overpowered the benefits from our currency option selection.

Outlook

We believe emerging markets will continue to be an area where idiosyncratic stories will take precedence over general themes. The fundamental backdrop for many emerging markets remains mixed, and depressed commodity prices are still stifling growth in many export-led economies. We remain generally constructive about emerging markets, as accommodative monetary policies, conservative behavior from corporate issuers and some positive market technical factors remain supportive. However, we expect that slow global growth, with few catalysts for acceleration, has the potential to trigger future liquidity concerns.

The delayed Federal Reserve (Fed) rate hike has delivered mixed results for emerging markets. It has reduced pressure on local rates, offering relief to countries facing decelerating growth. However, prolonged market uncertainty about the path for U.S. rates acts as a drag on emerging market investment. The Fed rate hike should reduce uncertainty and improve investor sentiment toward emerging markets.

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Growth of $10,000 Investment in Class A Shares3

February 10, 2014 (inception) through November 30, 2015

See notes to chart on page 7.

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LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND

Average Annual Total Returns — November 30, 20153

	1 Year		Life of Fund

Class A (Inception 2/10/2014)
NAV	-2.51%[5]		1.84%
With 4.25% Maximum Sales Charge[4]	-6.68		-0.57

Class C (Inception 2/10/2014)
NAV	-3.30		0.95
With CDSC[1]	-4.24		0.95

Class N (Inception 2/10/2014)
NAV	-2.27		2.08

Class Y (Inception 2/10/2014)
NAV	-2.38	[5]	2.01

Comparative Performance
Barclays EM USD Aggregate 10% Country Capped Index[2]	0.18		3.92

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The Barclays EM USD Aggregate 10% Country Capped Index includes USD denominated debt from sovereign, quasi-sovereign, and corporate EM issuers. The index is broad-based in its coverage by sector and by country, and includes a 10% Country cap.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	The maximum sales charge on purchases of Class A shares was reduced from 4.50% to 4.25% on November 2, 2015. The Fund’s returns for Class A shares for all periods have been restated to reflect the current maximum applicable sales charge of 4.25%.

5	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. The return presented in the table(s) is what an investor would have actually experienced.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:
Kevin J. Perry	Class A LSFAX
John R. Bell	Class C LSFCX
Loomis, Sayles & Company, L.P.	Class Y LSFYX

Objective:

The Fund seeks to provide a high level of current income.

Market Conditions

The bank loan market faced a challenging 12-month period ending November 30, 2015, as technical forces overwhelmed fundamentals and risk-aversion persisted. The period began on a difficult note, as continued concerns surrounding energy-related companies led to a risk-off sentiment that unsettled investors. Outflows from retail bank loan mutual funds noticeably slowed in January 2015, and although outflows generally persisted throughout the remainder of the period, the effect on the market was muted.

During the second quarter of 2015, collateralized loan obligation (CLO) formation, an important technical driver for the bank loan market, remained strong, topping $10 billion in April and June. Mounting concerns about Greece’s debt crisis in late June sparked volatility that continued into the third quarter of 2015. The bank loan market was less affected than the high yield bond market. Distressed bank loans posted outsized losses for the third quarter, while higher-rated loans fared better in the risk-averse environment. Technical conditions continued to influence the bank loan market more than fundamentals. CLO formation was more tepid during the last few months of the period, ranging between $5 and $7 billion from July through November.

Overall, new issuance was generally muted during the period, but the bank loan market continued to grow. As of November 30, 2015, the market value of the S&P/LSTA Leveraged Loan® Index stood at $870.6 billion.

Performance Results

For the 12-month period ended November 30, 2015, Class A shares of the Loomis Sayles Senior Floating Rate and Fixed Income Fund returned -1.33% at net asset value. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned -0.89%.

Explanation of Fund Performance

The Fund’s bank loan exposure outpaced the benchmark, but the Fund’s allocation to high yield bonds weighed on relative results. Due to falling oil and commodity prices, the energy and metals and mining sectors lagged the broader bank loan and high yield indexes. Consequently, the Fund’s energy-related holdings and exposure to the metals and mining industry detracted the most from performance. We continued to analyze energy names, buying and selling on a credit-by-credit basis in light of our longer-term positive views on energy prices.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

We gradually reduced the Fund’s exposure to lower-rated loans in anticipation of greater market volatility surrounding a potential Federal Reserve (Fed) policy change. Nevertheless, we continued to focus on credit selection and generating a high level of current income rather than defensive tactics, given our fundamentally positive view of the U.S. loan market. Overall, we targeted a yield advantage relative to the benchmark in most market conditions, which aided the Fund’s performance. We made no significant shifts in our macroeconomic view during the period.

After subtracting cash held for the purpose of settling purchases, the Fund ended the period with approximately 84% of its portfolio invested in bank loans, 11% in bonds and 2% in cash equivalents. The Fund’s allocation to bonds remained relatively moderate and stable throughout the period, as few low-duration (less price sensitivity to interest rate changes) high yield bonds appeared competitive with bank loans. In the second quarter of 2015 we removed a modest level of leverage (borrowing capital at a lower interest rate relative to the interest rates on bank loans) initiated at the end of 2013, and we did not use leverage again during the reporting period.

Outlook

The Fed raised interest rates in December 2015, and additional rate increases appear likely, which may attract additional investors to the bank loan market. We also expect CLO formation to remain a positive technical driver for loan demand in 2016. We believe low levels of loan maturities through 2016 and 2017 should help keep default rates below historic averages. In our view, markets seem eager to embrace negative long-term views, particularly relative to slowing growth in China, recovering growth in Europe and other geopolitical risks. While we remain cautious, we are more positive on market fundamentals than the broad investor universe appears to be.

Growth of $10,000 Investment in Class A Shares4

September 30, 2011 (inception) through November 30, 2015

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Average Annual Total Returns — November 30, 20154

	1 Year	Life of Fund

Class A (Inception 9/30/11)
NAV	-1.33%	5.76%
With 3.50% Maximum Sales Charge	-4.81	4.85

Class C (Inception 9/30/11)
NAV	-2.06	4.99
With CDSC[2]	-2.99	4.99

Class Y (Inception 9/30/11)[1]
NAV	-1.08	6.03

Comparative Performance
S&P / LSTA Leveraged Loan Index[3]	-0.89	4.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SELECT FUND

Managers:	Symbols:
Dennis G. Alff, CFA®	Class A VNSAX
Chad D. Fargason, PhD	Class C VNSCX
Chris D. Wallis, CFA®	Class Y VNSYX
Scott J. Weber, CFA®
Vaughan Nelson Investment Management, L.P.

Objective:

The Fund seeks long-term capital appreciation.

Market Conditions

During the past 12 months, deteriorating market breadth resulted in increased equity market volatility. Current volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally. Specifically, the ongoing shift in U.S. monetary policy creates deflationary pressures as the dollar strengthens relative to those currencies whose monetary authorities are accelerating stimulative policies.

In typical business cycles, shifts in monetary policy that reduce liquidity occur when the economy is accelerating, profit margins are increasing and inflation expectations are rising. Unfortunately, none of these conditions are currently present in the United States, which is why we believe this market cycle will be materially different from market cycles experienced prior to the 2009 financial crisis.

Equity markets are digesting falling earnings growth estimates, declining profit margins and rising credit costs. The recent volatility is consistent with our view that with valuations stretched, near term earnings estimates declining and corporate borrowing rates likely beyond their cyclical lows, the market will present attractive investment opportunities.

Performance Results

For the 12 months ended November 30, 2015, Class A shares of the Vaughan Nelson Select Fund returned 3.31% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 2.75%.

Explanation of Fund Performance

Sector allocation drove the outperformance vs. the benchmark, while stock selection was a modest relative headwind. The sector allocation benefit resulted from our focus on company specific valuations and fundamentals as opposed to targeted sector exposure. Information technology and consumer staples contributed the most to both the Fund’s absolute and relative performance, while consumer discretionary and industrials were the biggest detractors.

Stock selection stood out as a positive driver in the information technology sector. Avago Technologies, Alphabet (formerly Google) and Microsoft were the largest contributors. Avago continued its strong fundamental performance on the back of increasing radio

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frequency content in mobile phones, solid execution in its enterprise businesses and effective capital deployment through mergers and acquisitions (announced acquisition of Broadcom). Alphabet was a strong contributor in 2015 as impressive growth in its core advertising business continued (search, mobile, YouTube) and management made overtures towards more disciplined capital allocation, expense management and enhanced transparency. Microsoft had a strong 2015, advancing its transition into a more enterprise focused IT organization with a unique combination of assets (public cloud, hybrid cloud, leading software applications).

Stock selection drove the positive performance in the consumer staples sector primarily due to the Fund’s position in Walgreens Boots Alliance. Walgreens had another strong year of performance as the new management team continued to implement improvements in operations and capital allocation.

Individual stocks that were meaningful contributors to performance from other sectors include UnitedHealth Group and American International Group.

Consumer discretionary and industrials were the sectors that detracted the most from performance. Fossil was the largest detractor in consumer discretionary and the Fund’s largest detractor overall in 2015. Fossil underperformed as its key category (watches) came under intense competitive pressure from emerging wearable technologies, as its biggest brand (Michael Kors) floundered, and as the overall retail environment remained anemic. The Fund exited the position as we lost conviction in our thesis and management’s ability to navigate the challenging environment. Cummins and Precision Castparts were the detractors in the industrials sector. Both companies were affected by a difficult global industrial environment compounded by slowing emerging markets growth and ongoing challenges in commodity-related investments.

The largest increases in weightings by sector were in information technology and healthcare. The increase in information technology was primarily due to new positions in Texas Instruments and Broadridge Financial, and the significant appreciation in positions such as Avago, Alphabet and Microsoft. The increase in healthcare was primarily due to new positions in Thermo Fisher and HCA Holdings, offset by exiting our position in Mallinckrodt.

The largest reductions in weightings by sector were in industrials and energy. The decline in industrials weighting was due to the sale of Precision Castparts and underperformance by Cummins. The reduction in the Fund’s energy exposure was due to the sale of positions in Schlumberger and Cabot Oil and Gas, which were slightly offset by a new position initiated in Marathon Petroleum late in the year.

Outlook

Given current valuations in the equity market, sluggish growth and the prospect of the Federal Reserve moving off its zero interest rate policy, the equity markets are likely to be volatile and could experience a further correction. We would view any correction as an opportunity to make attractive investments.

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VAUGHAN NELSON SELECT FUND

We expect market volatility to remain elevated during the short term as investors unwind trading positions that were preconditioned on higher levels of liquidity and lower levels of volatility. We expect the near term direction of U.S. equity markets will be dictated by the tug-of-war between an improving labor market, which will pressure corporate margins, and the potential reacceleration of top line growth as wages rise and the employment base expands. Preconditions for rising equity markets are stability in credit markets combined with abating deflationary forces from overseas markets. A shift to more accommodative U.S. fiscal and monetary policy could also positively impact equity markets.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

Growth of $10,000 Investment in Class A Shares3

June 29, 2012 (inception) through November 30, 2015

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Average Annual Total Returns — November 30, 20153

	1 Year	Life of Fund

Class A (Inception 6/29/2012)
NAV	3.31%	17.40%
With 5.75% Maximum Sales Charge	-2.62	15.39

Class C (Inception 6/29/2012)
NAV	2.52	16.55
With CDSC[1]	1.52	16.55

Class Y (Inception 6/29/2012)
NAV	3.56	17.72

Comparative Performance
S&P 500® Index[2]	2.75	15.65

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2015 through November 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES DIVIDEND INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	EXPENSES PAID DURING PERIOD* 6/1/2015 – 11/30/2015
Class A
Actual	$1,000.00	$954.70	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07
Class C
Actual	$1,000.00	$951.40	$9.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85
Class Y
Actual	$1,000.00	$956.70	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES EMERGING MARKETS OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015**	EXPENSES PAID DURING PERIOD* 6/1/2015 – 11/30/2015**
Class A
Actual	$1,000.00	$970.60	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76
Class C
Actual	$1,000.00	$960.30	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85
Class N
Actual	$1,000.00	$965.70	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class Y
Actual	$1,000.00	$965.60	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.94%, 1.95%, 0.95% and 0.96% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).
**	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial statement purposes. Amounts expressed in the table include the effect of such adjustments. Prior to these adjustments, the Fund’s annualized expense ratios (after waiver/reimbursement) were 1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively.

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	EXPENSES PAID DURING PERIOD* 6/1/2015 – 11/30/2015
Class A
Actual	$1,000.00	$969.10	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$966.50	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class Y
Actual	$1,000.00	$970.40	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80% and 0.80% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17  |

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2015	ENDING ACCOUNT VALUE 11/30/2015	EXPENSES PAID DURING PERIOD* 6/1/2015 – 11/30/2015
Class A
Actual	$1,000.00	$985.40	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class C
Actual	$1,000.00	$981.60	$10.68
Hypothetical (5% return before expenses)	$1,000.00	$1,014.29	$10.86
Class Y
Actual	$1,000.00	$986.10	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  18

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Dividend Income Fund

Shares	Description	Value (†)
Common Stocks — 79.5% of Net Assets
	Aerospace & Defense — 2.6%
3,765	Honeywell International, Inc.	$391,372
1,480	Northrop Grumman Corp.	275,813

		667,185

	Automobiles — 3.3%
13,751	General Motors Co.(b)	497,786
6,909	Harley-Davidson, Inc.	337,989

		835,775

	Banks — 7.8%
11,905	BB&T Corp.	459,771
20,474	Fifth Third Bancorp(b)	423,198
10,129	JPMorgan Chase & Co.(c)	675,402
8,184	Wells Fargo & Co.	450,938

		2,009,309

	Beverages — 1.7%
4,353	PepsiCo, Inc.	435,997

	Biotechnology — 2.3%
9,886	AbbVie, Inc.	574,871

	Chemicals — 1.9%
7,353	E.I. du Pont de Nemours & Co.	495,151

	Communications Equipment — 3.6%
17,854	Cisco Systems, Inc.	486,522
9,141	QUALCOMM, Inc.	445,989

		932,511

	Diversified Telecommunication Services — 2.1%
12,008	Verizon Communications, Inc.	545,764

	Electric Utilities — 2.4%
2,000	Entergy Corp.	133,260
13,877	PPL Corp.	472,373

		605,633

	Electrical Equipment — 1.7%
7,584	Eaton Corp. PLC(c)	441,085

	Energy Equipment & Services — 0.8%
5,592	National Oilwell Varco, Inc.	208,805

	Food Products — 1.3%
3,691	Hershey Co. (The)	318,570

	Hotels, Restaurants & Leisure — 2.0%
29,443	SeaWorld Entertainment, Inc.(d)	515,547

	Industrial Conglomerates — 2.0%
17,047	General Electric Co.(c)	510,387

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
	Insurance — 3.2%
9,450	MetLife, Inc.	$482,800
18,129	Old Republic International Corp.	343,726

		826,526

	Leisure Products — 1.4%
13,882	Mattel, Inc.	345,107

	Media — 2.5%
5,832	Omnicom Group, Inc.	431,102
1,099	Time Warner Cable, Inc.	203,062

		634,164

	Multi-Utilities — 1.9%
9,312	PG&E Corp.	491,022

	Multiline Retail — 1.1%
6,164	Kohl’s Corp.	290,509

	Oil, Gas & Consumable Fuels — 6.3%
4,710	Chevron Corp.(c)	430,117
6,912	Energy Transfer Partners LP	264,108
11,496	PBF Energy, Inc., Class A	465,473
9,308	Royal Dutch Shell PLC, ADR	464,841

		1,624,539

	Pharmaceuticals — 9.6%
4,934	Eli Lilly & Co.(c)	404,785
10,944	GlaxoSmithKline PLC, Sponsored ADR	443,342
10,457	Merck & Co., Inc.(b)	554,326
20,704	Pfizer, Inc.(c)	678,470
8,578	Sanofi, ADR	379,319

		2,460,242

	REITs – Diversified — 2.5%
18,597	Outfront Media, Inc.	424,941
6,957	Weyerhaeuser Co.	223,807

		648,748

	REITs – Hotels — 3.3%
24,967	Host Hotels & Resorts, Inc.	414,452
8,099	Ryman Hospitality Properties, Inc.	440,100

		854,552

	Road & Rail — 1.9%
5,056	Norfolk Southern Corp.	480,623

	Software — 3.9%
12,103	Microsoft Corp.	657,798
17,947	Symantec Corp.	351,402

		1,009,200

	Technology Hardware, Storage & Peripherals — 1.3%
2,757	Apple, Inc.	326,153

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
	Tobacco — 2.3%
6,782	Philip Morris International, Inc.(c)	$592,679

	Transportation Infrastructure — 1.1%
3,773	Macquarie Infrastructure Corp.	283,088

	Wireless Telecommunication Services — 1.7%
13,045	Vodafone Group PLC, Sponsored ADR	437,790

	Total Common Stocks (Identified Cost $19,934,933)	20,401,532

Principal Amount (‡)
Bonds and Notes — 12.2%
Non-Convertible Bonds — 11.5%
	Banking — 0.2%
$50,000	Ally Financial, Inc., 4.625%, 3/30/2025	50,000

	Cable Satellite — 0.1%
40,000	DISH DBS Corp., 5.875%, 11/15/2024	35,800

	Chemicals — 0.3%
150,000	Hexion, Inc., 9.200%, 3/15/2021(f)(g)	48,840
65,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	22,750

		71,590

	Construction Machinery — 0.4%
95,000	United Rentals North America, Inc., 5.500%, 7/15/2025	95,000

	Consumer Cyclical Services — 0.2%
45,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	45,225

	Electric — 0.3%
100,000	AES Corp. (The), 5.500%, 4/15/2025	89,875

	Finance Companies — 1.1%
370,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(e)	271,950

	Healthcare — 1.2%
125,000	HCA, Inc., 7.500%, 12/15/2023	138,125
150,000	HCA, Inc., 7.500%, 11/06/2033	159,750

		297,875

	Home Construction — 0.6%
125,000	PulteGroup, Inc., 6.000%, 2/15/2035	123,750
30,000	PulteGroup, Inc., 6.375%, 5/15/2033	30,750

		154,500

	Independent Energy — 2.0%
50,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	21,156
75,000	Halcon Resources Corp., 9.750%, 7/15/2020	23,625
20,000	Noble Energy, Inc., 5.625%, 5/01/2021	20,200
95,000	Noble Energy, Inc., 5.875%, 6/01/2022	95,339
50,000	Noble Energy, Inc., 5.875%, 6/01/2024	50,125

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Dividend Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$40,000	QEP Resources, Inc., 5.250%, 5/01/2023	$35,700
5,000	QEP Resources, Inc., 5.375%, 10/01/2022	4,500
5,000	QEP Resources, Inc., 6.875%, 3/01/2021	4,775
5,000	Range Resources Corp., 5.000%, 8/15/2022	4,425
30,000	Range Resources Corp., 5.000%, 3/15/2023	26,550
25,000	Sanchez Energy Corp., 6.125%, 1/15/2023	17,187
15,000	SM Energy Co., 5.000%, 1/15/2024	13,163
105,000	SM Energy Co., 6.500%, 11/15/2021	102,112
50,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	47,000
50,000	WPX Energy, Inc., 5.250%, 1/15/2017	49,500

		515,357

	Media Entertainment — 0.6%
185,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	163,263

	Metals & Mining — 0.5%
160,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	38,400
200,000	United States Steel Corp., 6.650%, 6/01/2037	82,940

		121,340

	Retailers — 1.0%
365,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	228,125
85,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	25,075

		253,200

	Supermarkets — 1.5%
400,000	New Albertson’s, Inc., 8.000%, 5/01/2031	388,000

	Transportation Services — 0.2%
75,000	APL Ltd., 8.000%, 1/15/2024(e)	57,000

	Wireless — 0.7%
2,900,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	168,937

	Wirelines — 0.6%
45,000	CenturyLink, Inc., 7.650%, 3/15/2042	36,225
10,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	8,050
10,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 1/15/2025	9,997
135,000	Frontier Communications Corp., 6.875%, 1/15/2025	110,700

		164,972

	Total Non-Convertible Bonds (Identified Cost $3,446,733)	2,943,884

Convertible Bonds — 0.7%
	Midstream — 0.7%
305,000	Chesapeake Energy Corp., 2.500%, 5/15/2037 (Identified Cost $268,211)	195,200

	Total Bonds and Notes (Identified Cost $3,714,944)	3,139,084

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 3.1%
	Consumer Non-Cyclical Services — 1.3%
5,642	Tyson Foods, Inc., 4.750%	$323,004

	Pharmaceuticals — 1.8%
453	Allergan PLC, Series A, 5.500%	474,436

	Total Preferred Stocks (Identified Cost $726,806)	797,440

Principal Amount (‡)
Short-Term Investments — 4.8%
$1,230,010	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2015 at 0.010% to be repurchased at $1,230,010 on 12/01/2015 collateralized by $1,245,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $1,257,450 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,230,010)	1,230,010

	Total Investments — 99.6% (Identified Cost $25,606,693)(a)	25,568,066
	Other assets less liabilities — 0.4%	92,322

	Net Assets — 100.0%	$25,660,388

Shares
Written Options — (0.0%)
	Options on Securities — (0.0%)
1,500	Hershey Co. (The), Put expiring December 18, 2015 at 85	$(1,358)
2,000	Mattel, Inc., Call expiring December 18, 2015 at 27	(200)
2,000	Norfolk Southern Corp., Call expiring December 18, 2015 at 95	(5,750)

	Total Written Options (Premiums Received $4,468)	$(7,308)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2015, the net unrealized depreciation on investments based on a cost of $25,641,850 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,880,804
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,954,588)

	Net unrealized depreciation	$(73,784)

(b)	All of this security has been designated to cover the Fund’s obligations under outstanding options.
(c)	A portion of this security has been pledged as collateral for outstanding options.

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Dividend Income Fund – (continued)

(d)	A portion of this security has been designated to cover the Fund’s obligations under outstanding options.
(e)	Illiquid security. At November 30, 2015, the value of these securities amounted to $328,950 or 1.3% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(f)	Illiquid security. At November 30, 2015, the value of this security amounted to $48,840 or 0.2% of net assets.
(g)	Fair valued by the Fund’s adviser. At November 30, 2015, the value of this security amounted to $48,840 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

MXN	Mexican Peso

Industry Summary at November 30, 2015

Pharmaceuticals	11.4%
Banks	7.8
Oil, Gas & Consumable Fuels	6.3
Software	3.9
Communications Equipment	3.6
REITs - Hotels	3.3
Automobiles	3.3
Insurance	3.2
Aerospace & Defense	2.6
REITs - Diversified	2.5
Media	2.5
Electric Utilities	2.4
Tobacco	2.3
Biotechnology	2.3
Chemicals	2.2
Diversified Telecommunication Services	2.1
Hotels, Restaurants & Leisure	2.0
Independent Energy	2.0
Industrial Conglomerates	2.0
Other Investments, less than 2% each	27.1
Short-Term Investments	4.8

Total Investments	99.6
Other assets less liabilities (including open written options)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 85.6% of Net Assets
	Argentina — 1.4%
$150,000	Argentina Bonar Bonds, Series X, 7.000%, 4/17/2017	$147,054
200,000	YPF S.A., 8.750%, 4/04/2024, 144A	197,500

		344,554

	Barbados — 0.9%
200,000	Columbus International, Inc., 7.375%, 3/30/2021, 144A	210,750

	Brazil — 5.2%
135,000	Banco do Brasil S.A., 6.000%, 1/22/2020, 144A	139,641
235,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017(b)	238,408
250,000	Itau Unibanco Holding S.A., EMTN, 2.850%, 5/26/2018	236,250
600,000	Petrobras Global Finance BV, 5.375%, 1/27/2021(b)	478,320
200,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	185,500

		1,278,119

	Chile — 2.7%
200,000	Cencosud S.A., 5.150%, 2/12/2025, 144A	195,837
250,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A	232,225
240,000	VTR Finance BV, 6.875%, 1/15/2024	230,592

		658,654

	China — 7.0%
215,000	Baidu, Inc., 3.500%, 11/28/2022(b)	212,165
270,000	Bestgain Real Estate Ltd., 2.625%, 3/13/2018(b)	268,058
250,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(b)	260,368
280,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023(b)	266,413
255,000	Country Garden Holdings Co. Ltd., 7.250%, 4/04/2021, 144A	264,804
225,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A(b)	246,754
200,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	203,813

		1,722,375

	Colombia — 2.4%
235,000	Empresa de Energia de Bogota S.A. E.S.P., 6.125%, 11/10/2021(b)	243,812
260,000	Oleoducto Central S.A., 4.000%, 5/07/2021, 144A(b)	252,200
275,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	88,000

		584,012

	Croatia — 1.7%
200,000	Agrokor d.d., 8.875%, 2/01/2020	215,360
200,000	Hrvatska Elektroprivreda, 5.875%, 10/23/2022, 144A	204,750

		420,110

	Dominican Republic — 1.2%
295,000	Dominican Republic International Bond, 5.500%, 1/27/2025, 144A	289,100

	Guatemala — 0.9%
225,000	Central American Bottling Corp., 6.750%, 2/09/2022	228,375

	Hong Kong — 1.9%
265,000	PCCW-HKT Capital No. 5 Ltd., 3.750%, 3/08/2023(b)	265,885

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
	Hong Kong — continued
$200,000	Swire Pacific MTN Financing Ltd., EMTN, 4.500%, 10/09/2023	$213,779

		479,664

	Hungary — 1.6%
400,000	Magyar Export-Import Bank Zrt, 4.000%, 1/30/2020, 144A	405,831

	India — 3.6%
260,000	Bharti Airtel International BV, 5.350%, 5/20/2024, 144A(b)	274,511
220,000	NTPC Ltd., EMTN, 5.625%, 7/14/2021(b)	241,079
250,000	Reliance Industries Ltd., 4.125%, 1/28/2025, 144A(b)	247,905
200,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	111,250

		874,745

	Indonesia — 3.8%
200,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	206,141
340,000	Pelabuhan Indonesia III PT, 4.875%, 10/01/2024, 144A(b)	325,550
215,000	Pertamina Persero PT, EMTN, 4.300%, 5/20/2023(b)	198,747
200,000	TBG Global Pte Ltd., 4.625%, 4/03/2018	196,750

		927,188

	Israel — 1.0%
230,000	Israel Electric Corp. Ltd., 5.625%, 6/21/2018, 144A(b)	243,312

	Jamaica — 1.9%
250,000	Digicel Ltd., 6.000%, 4/15/2021, 144A	223,125
255,000	Jamaica Government International Bond, 6.750%, 4/28/2028	257,550

		480,675

	Korea — 4.1%
240,000	GS Caltex Corp., 3.250%, 10/01/2018, 144A(b)	243,522
230,000	Korea Gas Corp., 4.250%, 11/02/2020(b)	248,562
200,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017(b)	203,538
275,000	Woori Bank, 5.875%, 4/13/2021(b)	310,598

		1,006,220

	Luxembourg — 0.9%
240,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	224,400

	Malaysia — 1.3%
200,000	Malayan Banking Bhd, EMTN, (fixed rate to 9/20/2017, variable rate thereafter), 3.250%, 9/20/2022(b)	200,026
100,000	Petronas Capital Ltd., 7.875%, 5/22/2022, 144A(b)	125,591

		325,617

	Mexico — 7.9%
250,000	Alfa SAB de CV, 5.250%, 3/25/2024, 144A(b)	257,500
225,000	BBVA Bancomer S.A., 6.750%, 9/30/2022(b)	247,275
254,593	Fermaca Enterprises S de RL de CV, 6.375%, 3/30/2038, 144A(b)	241,863
255,000	Fresnillo PLC, 5.500%, 11/13/2023, 144A(b)	262,523
250,000	Grupo KUO SAB de CV, 6.250%, 12/04/2022	241,250
250,000	Nemak SAB de CV, 5.500%, 2/28/2023, 144A	253,000
235,000	Office Depot de Mexico S.A. de CV, 6.875%, 9/20/2020, 144A	239,700

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
	Mexico — continued
$200,000	Unifin Financiera S.A.P.I. de CV SOFOM ENR, 6.250%, 7/22/2019, 144A	$192,500

		1,935,611

	Morocco — 0.9%
225,000	OCP S.A., 5.625%, 4/25/2024, 144A(b)	228,375

	Panama — 0.8%
140,000	Panama Government International Bond, 8.875%, 9/30/2027	195,300

	Paraguay — 0.9%
240,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022	225,300

	Peru — 2.6%
190,000	InRetail Consumer, 5.250%, 10/10/2021, 144A	190,513
280,000	Southern Copper Corp., 3.875%, 4/23/2025(b)	253,715
195,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	191,831

		636,059

	Philippines — 2.0%
240,000	Philippine Government International Bond, 4.200%, 1/21/2024(b)	261,512
205,000	Power Sector Assets and Liabilities Management Corp., 7.250%, 5/27/2019(b)	237,288

		498,800

	Qatar — 1.3%
285,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A(b)	312,217

	Russia — 7.5%
265,000	Gazprom OAO Via Gaz Capital S.A., 3.850%, 2/06/2020, 144A	249,762
420,000	Gazprom OAO Via Gaz Capital S.A., 4.950%, 2/06/2028(b)	370,717
245,000	MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/2020	246,838
400,000	Russian Foreign Bond-Eurobond, 4.500%, 4/04/2022(b)	411,520
255,850	Russian Foreign Bond-Eurobond, 7.500%, 3/31/2030	303,950
260,000	VimpelCom Holdings BV, 6.255%, 3/01/2017	267,150

		1,849,937

	Singapore — 1.2%
300,000	BOC Aviation Pte Ltd., 3.000%, 3/30/2020, 144A(b)	296,212

	South Africa — 1.6%
200,000	Eskom Holdings SOC Ltd., 6.750%, 8/06/2023, 144A	189,040
200,000	Myriad International Holdings BV, 5.500%, 7/21/2025, 144A	199,804

		388,844

	Thailand — 0.9%
205,000	PTT Global Chemical PCL, 4.250%, 9/19/2022(b)	210,670

	Turkey — 4.8%
200,000	Akbank TAS, 4.000%, 1/24/2020, 144A(b)	194,000
240,000	Coca-Cola Icecek AS, 4.750%, 10/01/2018, 144A(b)	247,440
200,000	Export Credit Bank of Turkey, 5.000%, 9/23/2021, 144A	198,450
275,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A(b)	272,877
265,000	Turk Telekomunikasyon AS, 3.750%, 6/19/2019, 144A(b)	261,025

		1,173,792

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
	Ukraine — 0.7%
$901	Ukraine Government International Bond, 7.750%, 9/01/2019, 144A	$879
161,000	Ukraine Government International Bond, 7.750%, 9/01/2020, 144A	155,397
40,000	Ukraine Government International Bond, (fixed rate to 5/31/2021, variable rate thereafter), Zero Coupon, 5/31/2040, 144A	18,608

		174,884

	United Arab Emirates — 4.7%
325,000	Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/2023(b)	311,187
275,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A(b)	304,729
230,000	DP World Ltd., 3.250%, 5/18/2020, 144A	227,130
260,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A(b)	308,646

		1,151,692

	United States — 2.2%
315,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A(b)	303,367
260,000	Kosmos Energy Ltd., 7.875%, 8/01/2021, 144A	226,850

		530,217

	Uruguay — 0.7%
200,000	ACI Airport Sudamerica S.A., 6.875%, 11/29/2032, 144A	173,000

	Venezuela — 1.4%
395,000	Petroleos de Venezuela S.A., 5.500%, 4/12/2037	145,518
220,000	Petroleos de Venezuela S.A., 6.000%, 11/15/2026	79,200
240,000	Venezuela Government International Bond, 12.750%, 8/23/2022	118,800

		343,518

	Total Bonds and Notes (Identified Cost $21,462,619)	21,028,129

Senior Loans — 1.3%
	Trinidad and Tobago — 1.0%
254,363	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(c)	237,829

	Brazil — 0.3%
83,000	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020(c)	80,925

	Total Senior Loans (Identified Cost $334,154)	318,754

Shares/Units of Currency (††)
Purchased Options — 0.0%
	Options on Securities — 0.0%
20,000	iShares® MSCI Brazil Capped ETF, Call expiring December 18, 2015 at 25.0000	3,300
110,000	iShares® MSCI Emerging Markets ETF, Call expiring January 15, 2016 at 38.0000	5,500

		8,800

	Over-the-Counter Options on Currency — 0.0%
500,000	KRW Put, expiring December 04, 2015 at 1201.1000(d)	54
1,000,000	MXN Put, expiring December 04, 2015 at 16.9000(d)	514

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

Shares/Units of Currency (††)	Description	Value (†)
	Over-the-Counter Options on Currency — continued
500,000	MYR Put, expiring December 04, 2015 at 4.3175(e)	$1,224

		1,792

	Total Purchased Options (Identified Cost $96,336)	10,592

Principal Amount
Short-Term Investments — 12.1%
$2,966,794	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2015 at 0.010% to be repurchased at $2,966,795 on 12/01/2015 collateralized by $3,000,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $3,030,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,966,794)	2,966,794

	Total Investments — 99.0% (Identified Cost $24,859,903)(a)	24,324,269
	Other assets less liabilities — 1.0%	234,395

	Net Assets — 100.0%	$24,558,664

(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Federal Tax Information:
	At November 30, 2015, the net unrealized depreciation on investments based on a cost of $24,976,785 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$306,944
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(959,460)

	Net unrealized depreciation	$(652,516)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.
(c)	Variable rate security. Rate as of November 30, 2015 is disclosed.
(d)	Counterparty is Bank of America, N.A.
(e)	Counterparty is Credit Suisse International.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the value of Rule 144A holdings amounted to $11,799,618 or 48.0% of net assets.
EMTN	Euro Medium Term Note

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

ETF	Exchange-Traded Fund
OJSC	Open Joint-Stock Company
PJSC	Private Joint-Stock Company

KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit

At November 30, 2015, the Fund had the following open bilateral credit default swap agreements:

Sell Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Bank of America, N.A.	CDX.EM* Series 24, 5-Year	1.00%	12/20/2020	3.24%	$980,000	$(128,068)	$(97,914)	$30,154	$1,933
Barclays Bank PLC	Republic of Russia	1.00%	12/20/2020	2.70%	250,000	(27,175)	(19,626)	7,549	493
Citibank, N.A.	Republic of Brazil	1.00%	3/20/2020	4.17%	350,000	(18,526)	(42,654)	(24,128)	690
Citibank, N.A.	Republic of Brazil	1.00%	12/20/2020	4.37%	250,000	(37,525)	(36,936)	589	493

Total							$(197,130)	$14,164	$3,609

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
*	CDX.EM is an index composed of emerging market credit default swaps.

At November 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	1/13/2016	Indonesian Rupiah	3,400,000,000	$243,421	$(1,536)
Sell[1]	1/13/2016	Indonesian Rupiah	3,400,000,000	243,421	1,978
Buy[1]	12/15/2015	Mexican Peso	8,300,000	500,217	(1,263)
Buy[1]	12/28/2015	Mexican Peso	2,000,000	120,431	(1,412)
Sell[1]	12/15/2015	Mexican Peso	8,300,000	500,217	(17,012)
Sell[1]	12/28/2015	Mexican Peso	2,000,000	120,431	(4,111)

Total					$(23,356)

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Emerging Markets Opportunities Fund – (continued)

At November 30, 2015, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency			Unrealized Appreciation (Depreciation)
2/18/2016	South African Rand	5,300,000	Turkish Lira	[1]	1,088,497	$3,854
2/18/2016	Turkish Lira	2,122,498	South African Rand	[1]	10,500,000	3,763

Total						$7,617

1 Counterparty is Credit Suisse International

At November 30, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/21/2016	2	$316,875	$885
30 Year U.S. Treasury Bond	3/21/2016	4	616,000	3,618

Total				$4,503

Industry Summary at November 30, 2015

Banking	8.4%
Foreign Sovereign	7.4
Integrated Energy	5.9
Electric - Integrated	4.9
Telecom - Wireless	4.8
Telecom - Wireline Integrated & Services	4.4
Gas Distribution	4.0
Chemicals	3.8
Energy - Exploration & Production	3.3
Metals & Mining Excluding Steel	3.1
Transportation Infrastructure/Services	2.9
Oil Field Equipment & Services	2.8
Government Guaranteed	2.6
Real Estate Development & Management	2.2
Software & Services	2.2
Cons/Comm/Lease Financing	2.0
Other Investments, less than 2% each	22.2
Short-Term Investments	12.1

Total Investments	99.0
Other assets less liabilities (including swap agreements, forward foreign currency contracts and futures contracts)	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 84.0% of Net Assets
	Aerospace & Defense — 0.3%
$552,629	Cadence Aerospace LLC, Term Loan B, 6.500%, 5/09/2018(b)	$540,195
6,083,721	WP CPP Holdings LLC, Term Loan B3, 4.500%, 12/28/2019(c)	5,931,628

		6,471,823

	Automotive — 3.0%
9,010,890	American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.250%, 9/01/2021(c)	9,007,106
12,151,880	Crowne Group LLC, 1st Lien Term Loan, 6.000%, 9/30/2020(c)	11,848,083
6,997,714	Dayco Products LLC, New Term Loan B, 5.250%, 12/12/2019(c)	6,910,243
11,969,773	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(c)	11,166,841
8,451,000	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(c)	7,183,350
11,298,214	U.S. Farathane LLC, Term Loan B, 6.750%, 12/23/2021(c)	11,269,969
1,700,000	Wand Intermediate I LP, 2nd Lien Term Loan, 8.250%, 9/19/2022(c)	1,632,000

		59,017,592

	Banking — 0.5%
1,046,492	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.577%, 6/30/2017(c)	1,030,795
9,069,653	Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 5/22/2018(c)	9,004,442

		10,035,237

	Building Materials — 3.7%
10,312,000	Builders FirstSource, Inc., Term Loan B, 6.000%, 7/31/2022(c)	10,154,742
6,564,000	C.H.I. Overhead Doors, Inc., 2015 1st Lien Term Loan, 4.750%, 7/29/2022(c)	6,468,297
160,000	Contech Construction Products, Inc., New Term Loan, 4/29/2019(d)	159,701
5,987,188	Contech Construction Products, Inc., New Term Loan, 6.250%, 4/29/2019(c)	5,975,991
10,382,706	CPG International, Inc., New Term Loan, 4.750%, 9/30/2020(c)	10,045,268
9,500,842	GYP Holdings III Corp., 1st Lien Term Loan, 4.750%, 4/01/2021(c)	9,184,179
1,618,136	Jeld-Wen, Inc., Term Loan B, 5.250%, 10/15/2021(c)	1,611,567
8,332,525	Munters Corp., Term Loan, 6.250%, 5/05/2021(c)	8,165,874
4,685,370	Priso Acquisition Corp., 1st Lien Term Loan, 4.500%, 5/08/2022(c)	4,544,809
9,673,000	Quanex Building Products Corp., Term Loan B, 6.250%, 11/02/2022(c)	9,588,361
5,397,309	Quikrete Holdings, Inc., 2nd Lien Term Loan, 7.000%, 3/26/2021(c)	5,390,563

		71,289,352

	Cable Satellite — 1.4%
4,830,000	Neptune Finco Corp., 2015 Term Loan B, 5.000%, 10/09/2022(c)	4,812,757
17,862,760	TWCC Holding Corp., 2nd Lien Term Loan, 7.000%, 6/26/2020(c)	17,795,774
5,036,020	TWCC Holding Corp., Term Loan B1, 5.750%, 2/11/2020(c)	5,030,783

		27,639,314

	Chemicals — 3.1%
2,728,362	Aruba Investments, Inc., USD 2015 Term Loan B, 4.500%, 2/02/2022(c)	2,673,795
9,014,331	AZ Chem U.S., Inc., 2nd Lien Term Loan, 7.500%, 6/12/2022(c)	8,976,741
952,000	MacDermid, Inc., USD 1st Lien Term Loan, 6/07/2020(d)	922,250
11,145,839	MacDermid, Inc., USD 1st Lien Term Loan, 4.500%, 6/07/2020(c)	10,797,531
1,262,000	MacDermid, Inc., USD Term Loan B3, 6/07/2020(d)	1,226,904
8,885,730	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(c)	8,308,157
2,409,119	Nexeo Solutions LLC, Incremental Term Loan, 5.000%, 9/08/2017(c)	2,294,686

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — continued
$3,261,900	Nexeo Solutions LLC, Term Loan B3, 5.000%, 9/08/2017(c)	$3,090,650
6,551,987	OCI Beaumont LLC, Term Loan B3, 6.500%, 8/20/2019(c)	6,617,507
5,340,000	Plaskolite, Inc., 1st Lien Term Loan, 5.750%, 10/13/2022(c)	5,306,625
9,339,426	Styrolution U.S. Holding LLC, USD Term Loan B, 6.500%, 11/07/2019(c)	9,304,403

		59,519,249

	Construction Machinery — 0.3%
6,789,868	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(c)	6,110,881

	Consumer Cyclical Services — 5.7%
1,774,524	Access CIG LLC, 1st Lien Term Loan, 10/18/2021(d)	1,764,179
10,097,237	Access CIG LLC, 1st Lien Term Loan, 6.000%, 10/18/2021(b)	10,038,370
12,376,943	Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/2020(c)	12,098,462
9,918,596	Creative Artists Agency LLC, Term Loan B, 5.500%, 12/17/2021(c)	9,889,634
6,263,000	DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 9.250%, 11/04/2022(c)	6,200,370
2,977,330	Mergermarket USA, Inc., 1st Lien Term Loan, 4.500%, 2/04/2021(c)	2,880,567
7,522,000	Mergermarket USA, Inc., 2nd Lien Term Loan, 7.500%, 2/04/2022(c)	6,845,020
8,594,146	Miller Heiman, Inc., Term Loan B, 6.759%, 9/30/2019(b)	7,562,848
11,387,027	Rentpath, Inc., 1st Lien Term Loan, 6.250%, 12/17/2021(c)	9,963,649
1,258,075	SGS Cayman LP, 2014 Term Loan B, 6.000%, 4/23/2021(c)	1,251,784
11,824,063	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(c)(e)	10,641,656
9,084,684	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.250%, 6/30/2022(c)	8,948,413
5,404,625	Sutherland Global Services, Inc., Term Loan B, 6.000%, 4/23/2021(c)	5,377,602
7,111,187	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.250%, 5/06/2021(c)	7,048,964
10,072,000	William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 5/01/2022(c)	9,492,860

		110,004,378

	Consumer Products — 1.9%
8,003,000	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 7.500%, 7/25/2022(c)	7,278,729
10,750,975	Bioplan USA, Inc., 2015 Term Loan, 5.750%, 9/23/2021(c)	9,165,206
3,147,377	FGI Operating Co. LLC, Term Loan, 5.500%, 4/19/2019(c)	2,517,902
8,345,490	NYDJ Apparel LLC, Term Loan, 7.000%, 1/06/2020(c)	7,357,968
5,481,822	Polyconcept Investments BV, USD 1st Lien Term Loan, 6.000%, 6/27/2019(c)	5,420,151
2,805,858	SRAM LLC, New Term Loan B, 4.017%, 4/10/2020(b)	2,286,774
2,755,105	Varsity Brands, Inc., 1st Lien Term Loan, 5.000%, 12/11/2021(c)	2,746,509

		36,773,239

	Diversified Manufacturing — 2.2%
9,649,052	CPI Acquisition, Inc., Term Loan B, 5.500%, 8/17/2022(c)	9,594,824
3,914,420	Douglas Dynamics Holdings, Inc., New Term Loan, 5.250%, 12/31/2021(c)	3,885,062
1,780,058	Dynacast International LLC, Term Loan B, 4.500%, 1/28/2022(c)	1,751,132
12,500,000	Lully Finance LLC, USD Term Loan B1, 5.000%, 10/14/2022(c)	12,304,750
9,989,000	NN, Inc., 2015 Term Loan B, 5.750%, 10/19/2022(c)	9,914,082
7,000,000	Silver II U.S. Holdings LLC, Term Loan, 4.000%, 12/13/2019(c)	6,129,410

		43,579,260

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — 1.8%
$5,707,320	Mirion Technologies, Inc., Term Loan B, 5.750%, 3/31/2022(c)	$5,650,247
7,021,000	PrimeLine Utility Services LLC, Term Loan, 7.750%, 10/22/2022(c)	6,953,739
12,230,348	TerraForm AP Acquisition Holdings LLC, Term Loan B, 5.000%, 6/26/2022(c)	11,618,830
10,476,698	TPF II Power LLC, Term Loan B, 5.500%, 10/02/2021(c)	10,296,603

		34,519,419

	Environmental — 1.1%
7,894,881	EnergySolutions LLC, New Term Loan, 6.750%, 5/29/2020(c)	7,460,663
3,369,000	EWT Holdings III Corp., 2nd Lien Term Loan, 8.500%, 1/15/2022(c)	3,301,620
9,864,278	Infiltrator Systems, Inc., 2015 Term Loan, 5.250%, 5/27/2022(c)	9,851,947

		20,614,230

	Financial Other — 1.8%
9,239,107	Astro AB Borrower, Inc., 1st Lien Term Loan, 5.500%, 4/30/2022(c)	9,192,912
11,151,252	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(c)	11,109,435
7,965,803	Eze Castle Software, Inc., New 2nd Lien Term Loan, 7.250%, 4/05/2021(c)	7,779,961
6,653,775	Institutional Shareholder Services, Inc., Term Loan, 5.000%, 4/30/2021(c)	6,520,700

		34,603,008

	Food & Beverage — 1.1%
9,564,030	CPM Holdings, Inc., Term Loan B, 6.000%, 4/11/2022(c)	9,444,480
3,771,573	Del Monte Foods, Inc., 2nd Lien Term Loan, 8.250%, 8/18/2021(c)	3,413,274
3,309,987	Lineage Logistics Holdings LLC, 2014 Term Loan, 4.500%, 4/07/2021(c)	3,028,638
6,368,823	PSSI Holdings LLC, Term Loan B, 5.000%, 12/02/2021(c)	6,336,978

		22,223,370

	Gaming — 0.9%
4,908,995	Amaya Holdings BV, USD 1st Lien Term Loan, 8/01/2021(d)	4,698,841
13,397,622	Scientific Games International, Inc., 2014 Term Loan B2, 6.000%, 10/01/2021(c)	12,383,288

		17,082,129

	Health Insurance — 0.5%
11,057,000	Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 6.750%, 2/28/2022(c)	10,153,975

	Healthcare — 9.4%
9,570,015	21st Century Oncology Holdings, Inc., Term Loan, 6.500%, 4/30/2022(c)	8,014,888
15,256,128	CareCore National LLC, Term Loan B, 5.500%, 3/05/2021(c)	13,425,393
9,678,252	CDRH Parent, Inc., New 1st Lien Term Loan, 5.250%, 7/01/2021(c)	7,549,037
11,870,592	CT Technologies Intermediate Holdings, Inc., New 1st Lien Term Loan, 5.250%, 12/01/2021(c)	11,672,709
15,551,245	eResearchTechnology, Inc., Term Loan B, 5.500%, 5/08/2022(c)	15,266,191
10,325,621	FHC Health Systems, Inc., 2014 Term Loan, 5.000%, 12/23/2021(c)	9,938,410
6,101,000	Global Healthcare Exchange LLC, 2015 Term Loan B, 5.500%, 8/15/2022(c)	6,070,495
6,753,000	Greatbatch Ltd., Term Loan B, 5.250%, 10/27/2022(c)	6,682,634
11,473,245	HC Group Holdings III, Inc., Term Loan B, 6.000%, 4/07/2022(c)	11,444,562
6,649,825	Learning Care Group (U.S.) No. 2, Inc., New Term Loan, 5.000%, 5/05/2021(c)	6,608,264
8,637,158	McGraw-Hill School Education Holdings LLC, Term Loan B, 6.250%, 12/18/2019(c)	8,593,972

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$2,665,320	National Surgical Hospitals, Inc., 2015 Term Loan, 4.500%, 6/01/2022(c)	$2,592,024
4,199,000	NVA Holdings, Inc., 2nd Lien Term Loan, 8.000%, 8/14/2022(c)	4,139,500
5,723,000	Onex TSG Holdings II Corp., 1st Lien Term Loan, 5.000%, 7/31/2022(c)	5,671,150
10,426,000	Physio-Control International, Inc., 1st Lien Term Loan, 5.500%, 6/06/2022(c)	10,243,545
850,000	Renaissance Learning, Inc., New 2nd Lien Term Loan, 8.000%, 4/11/2022(c)	801,830
7,760,705	SkillSoft Corp., 1st Lien Term Loan, 5.750%, 4/28/2021(c)	6,518,992
4,333,118	SkillSoft Corp., 2nd Lien Term Loan, 9.250%, 4/28/2022(c)	3,210,104
11,188,641	Steward Health Care System LLC, Term Loan B, 6.750%, 4/12/2020(c)	10,964,868
9,206,430	Surgery Center Holdings, Inc., New 1st Lien Term Loan, 5.250%, 11/03/2020(c)	9,125,874
4,569,000	Team Health, Inc., Term Loan B, 11/06/2022(d)	4,534,732
11,444,822	Tecomet, Inc., 1st Lien Term Loan, 5.750%, 12/05/2021(c)	10,185,891
9,240,000	U.S. Renal Care, Inc., 2015 Term Loan B, 11/06/2022(d)	9,170,700

		182,425,765

	Home Construction — 0.6%
11,252,000	LBM Borrower LLC, 1st Lien Term Loan, 6.250%, 8/20/2022(c)	10,794,944

	Independent Energy — 0.6%
5,894,000	Callon Petroleum Co., 2nd Lien Term Loan, 8.500%, 10/08/2021(c)	5,768,753
8,328,870	Magnum Hunter Resources, Inc., 2nd Lien Term Loan, 9.750%, 10/22/2019(c)	5,488,725

		11,257,478

	Industrial Other — 8.1%
8,373,131	Aquilex Holdings LLC, New Term Loan, 5.000%, 12/31/2020(b)	7,954,474
8,551,000	Brickman Group Ltd. LLC, 2nd Lien Term Loan, 7.500%, 12/17/2021(c)	8,076,419
6,869,000	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 7.000%, 11/22/2021(c)	5,426,510
9,827,785	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(c)	9,002,251
8,217,498	Element Materials Technology Group U.S. Holdings, Inc., Term Loan B, 5.000%, 8/06/2021(c)	8,135,323
1,361,725	Filtration Group Corp., 2nd Lien Term Loan, 8.250%, 11/21/2021(c)	1,341,299
5,623,851	Hampton Rubber Co., 1st Lien Term Loan, 5.000%, 3/27/2021(c)	4,625,618
9,454,986	Language Line LLC, 2015 1st Lien Term Loan, 6.500%, 7/07/2021(c)	9,431,349
3,024,000	LS Newco Pty Ltd., USD Term Loan B, 5.500%, 5/21/2022(c)	3,008,880
5,056,315	LTI Holdings, Inc., 1st Lien Term Loan, 5.250%, 4/16/2022(c)	4,891,985
3,782,270	McJunkin Red Man Corp., New Term Loan, 4.821%, 11/08/2019(b)	3,645,163
12,239,000	Merrill Communications LLC, 2015 Term Loan, 6.250%, 6/01/2022(c)	11,321,075
8,922,920	NES Global Talent Ltd., 1st Lien Term Loan, 6.500%, 10/03/2019(c)	8,298,316
8,975,749	North American Lifting Holdings, Inc., 1st Lien Term Loan, 5.500%, 11/27/2020(c)	6,698,153
10,487,046	Nusil Technology LLC, New Term Loan, 5.250%, 4/07/2017(c)	10,366,445
7,680,000	Oxbow Carbon LLC, 2nd Lien Term Loan, 8.000%, 1/17/2020(c)	6,796,800
9,554,000	Prime Security Services Borrower LLC, 1st Lien Term Loan, 5.000%, 7/01/2021(c)	9,434,575
8,524,641	RedTop Luxembourg S.a.r.l., USD 2nd Lien Term Loan, 8.250%, 6/03/2021(c)	8,268,902
7,952,040	Research Now Group, Inc., Term Loan, 5.500%, 3/18/2021(c)	7,832,759
11,394,531	Trojan Battery Co. LLC, 2013 Term Loan, 5.750%, 6/11/2021(c)	11,252,099
11,733,000	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	11,219,681

		157,028,076

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Leisure — 1.6%
$10,373,390	AMF Bowling Centers, Inc., Term Loan B, 7.250%, 9/18/2021(c)	$10,211,357
6,569,000	Cast and Crew Payroll LLC, Term Loan B, 4.750%, 8/12/2022(c)	6,445,831
6,778,000	CDS U.S. Intermediate Holdings, Inc., 1st Lien Term Loan, 5.000%, 7/08/2022(c)	6,710,220
3,931,000	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 9.250%, 7/10/2023(c)	3,837,639
3,906,119	World Triathlon Corp., Term Loan, 5.250%, 6/26/2021(c)	3,867,058

		31,072,105

	Lodging — 0.4%
8,709,556	Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/27/2020(c)	8,611,573

	Media Entertainment — 4.1%
9,987,900	ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 7/31/2020(c)	9,688,263
12,479,095	Cengage Learning Acquisitions, Inc., 1st Lien Term Loan, 7.000%, 3/31/2020(c)	12,272,442
9,371,263	Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/2020(c)	6,852,736
7,970,720	Dex Media West LLC, New Term Loan, 8.000%, 12/30/2016(c)	4,435,705
10,530,608	Eden Bidco Ltd., USD Term Loan B, 6.000%, 4/28/2022(c)	10,477,954
2,378,944	Extreme Reach, Inc., 1st Lien Term Loan, 2/07/2020(d)	2,355,154
7,588,000	Extreme Reach, Inc., 2nd Lien Term Loan, 10.500%, 1/24/2021(c)	7,208,600
11,343,616	iHeartCommunications, Inc., Term Loan D, 6.982%, 1/30/2019(c)	8,183,171
5,456,000	Penton Media, Inc., New 2nd Lien Term Loan, 9.000%, 10/02/2020(c)	5,355,992
7,033,774	ProQuest LLC, New Term Loan B, 5.250%, 10/24/2021(c)	6,921,234
5,442,709	YP LLC, USD Term Loan B, 8.000%, 6/04/2018(c)	5,354,265

		79,105,516

	Metals & Mining — 0.5%
3,982,361	American Rock Salt Holdings LLC, 1st Lien Term Loan, 4.750%, 5/20/2021(c)	3,865,877
6,243,885	American Rock Salt Holdings LLC, Incremental Term Loan, 4.750%, 5/20/2021(c)	6,061,252

		9,927,129

	Midstream — 0.7%
11,717,000	Chelsea Petroleum Products I LLC, Term Loan B, 5.250%, 10/22/2022(c)	11,497,306
2,793,891	Targa Resources Corp., Term Loan B, 5.750%, 2/25/2022(c)	2,788,667

		14,285,973

	Natural Gas — 0.6%
4,214,573	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	3,540,242
12,377,115	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(c)	8,509,266

		12,049,508

	Oil Field Services — 1.0%
8,053,101	CJ Holding Co., Term Loan B2, 7.250%, 3/24/2022(c)	5,325,113
5,873,804	KCA Deutag U.S. Finance LLC, Term Loan, 6.250%, 5/15/2020(c)	4,503,269
316,667	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 10.500%, 7/24/2020(c)	266,000
2,580,426	Pinnacle Holdco S.a.r.l., Term Loan, 4.750%, 7/30/2019(c)	2,303,030
6,196,831	UTEX Industries, Inc., 1st Lien Term Loan 2014, 5.000%, 5/22/2021(c)	4,288,703

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Oil Field Services — continued
$3,501,031	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(c)	$2,425,935

		19,112,050

	Other Utility — 0.6%
11,973,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(c)	11,441,758

	Packaging — 0.7%
8,368,760	Hilex Poly Co. LLC, Term Loan B, 6.000%, 12/05/2021(c)	8,337,377
5,562,000	PLZ Aeroscience Corp., USD Term Loan, 5.250%, 7/31/2022(c)	5,520,285

		13,857,662

	Pharmaceuticals — 0.4%
7,494,000	MedImpact Healthcare Systems, Inc., Term Loan, 5.750%, 10/27/2022(c)	7,456,530

	Property & Casualty Insurance — 2.9%
3,996,000	AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.500%, 9/04/2020(c)	3,986,010
12,559,969	Applied Systems, Inc., New 2nd Lien Term Loan, 7.500%, 1/24/2022(c)	12,041,870
7,026,000	AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.750%, 10/21/2022(c)	6,982,088
9,625,000	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(c)	8,951,250
2,865,870	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 5.000%, 12/10/2019(c)	2,235,379
701,591	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 9.250%, 6/10/2020(c)	452,526
9,485,335	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	9,437,908
9,375,000	Mitchell International, Inc., New 2nd Lien Term Loan, 8.500%, 10/11/2021(c)	9,175,781
3,705,286	York Risk Services Holding Corp., Term Loan B, 4.750%, 10/01/2021(c)	3,538,549

		56,801,361

	Restaurants — 0.8%
7,679,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 8.000%, 8/01/2022(c)	7,295,050
8,423,910	Red Lobster Management LLC, Term Loan B, 6.250%, 7/28/2021(c)	8,388,782

		15,683,832

	Retailers — 5.8%
12,385,620	Academy Ltd., 2015 Term Loan B, 5.000%, 7/01/2022(c)	11,784,917
13,863,010	Ascena Retail Group, Inc., 2015 Term Loan B, 5.250%, 8/21/2022(c)	12,286,093
9,837,565	At Home Holding III, Inc., Term Loan, 5.000%, 6/03/2022(c)	9,591,626
10,398,375	BDF Acquisition Corp., 1st Lien Term Loan, 5.250%, 2/12/2021(c)	10,242,399
12,874,000	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 3/26/2020(c)	12,283,985
8,111,697	David’s Bridal, Inc., New Term Loan B, 5.250%, 10/11/2019(c)	6,667,815
10,717,754	Evergreen Acqco 1 LP, New Term Loan, 5.000%, 7/09/2019(c)	8,721,572
5,921,165	Eyemart Express LLC, Term Loan B, 5.000%, 12/18/2021(c)	5,847,151
10,434,848	Jill Acquisition LLC, 2015 Term Loan, 6.000%, 5/08/2022(c)	10,226,150
14,904,780	Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/2020(c)	13,920,468
2,625,860	PFS Holding Corp., 1st Lien Term Loan, 4.500%, 1/31/2021(c)	2,411,406
5,287,162	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	5,080,063
3,407,000	Talbots, Inc. (The), 2nd Lien Term Loan, 9.500%, 3/19/2021(c)	3,228,132

		112,291,777

	Supermarkets — 0.4%
8,187,681	Albertson’s LLC, Term Loan B4, 5.500%, 8/25/2021(c)	8,171,306

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — 8.1%
$11,206,181	AF Borrower LLC, 1st Lien Term Loan, 6.250%, 1/28/2022(c)	$11,087,172
9,659,059	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	9,417,583
3,561,000	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(c)	3,409,657
9,875,079	Aricent Technologies, 1st Lien Term Loan, 5.500%, 4/14/2021(c)	9,447,192
3,939,825	BMC Foreign Holding Co., USD Term Loan, 5.000%, 9/10/2020(c)	3,434,227
1,412,386	BMC Software Finance, Inc., USD Term Loan, 5.000%, 9/10/2020(c)	1,221,121
4,085,876	Edmentum, Inc., 2013 Term Loan, PIK, 5.500%, 5/17/2018(c)(f)	2,931,616
4,846,981	EIG Investors Corp., 2013 Term Loan, 5.000%, 11/09/2019(c)	4,764,194
2,246,000	Hyland Software, Inc., 2nd Lien Term Loan, 8.250%, 7/01/2023(c)	2,129,949
8,019,000	Informatica Corp., USD Term Loan, 4.500%, 8/05/2022(c)	7,785,567
8,651,895	Internap Corp., Term Loan, 6.000%, 11/26/2019(c)	8,478,857
4,191,000	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(c)	3,143,250
7,545,874	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(c)	5,948,639
4,598,250	MA FinanceCo. LLC, Term Loan B, 5.250%, 11/19/2021(c)	4,558,015
7,964,858	MH Sub I LLC, 1st Lien Term Loan, 4.750%, 7/08/2021(c)	7,845,385
4,243,000	MH Sub I LLC, 2nd Lien Term Loan, 8.500%, 7/08/2022(c)	4,080,366
9,974,747	MSC Software Corp., 1st Lien Term Loan, 5.000%, 5/29/2020(c)	9,787,721
8,036,443	Openlink International Intermediate, Inc., 2017 Term Loan, 6.250%, 10/28/2017(c)	8,011,370
4,477,215	P2 Upstream Acquisition Co., 1st Lien Term Loan, 5.000%, 10/30/2020(c)	4,264,547
10,667,816	Presidio, Inc., Refi Term Loan, 5.250%, 2/02/2022(c)	10,541,189
9,180,991	Riverbed Technology, Inc., Term Loan B, 6.000%, 4/24/2022(c)	9,153,448
4,100,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(c)	4,076,097
28,207	Rocket Software, Inc., New Term Loan, 5.750%, 2/08/2018(c)	28,125
11,762,337	Sirius Computer Solutions, Inc., 1st Lien Term Loan, 6.000%, 10/30/2022(c)	11,600,605
9,974,425	SurveyMonkey, Inc., Term Loan B, 6.250%, 2/05/2019(c)	9,600,384

		156,746,276

	Transportation Services — 3.5%
9,405,365	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(c)	7,665,372
10,300,000	Gruden Acquisition, Inc., 1st Lien Term Loan, 5.750%, 8/18/2022(c)	9,926,625
9,664,496	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	9,579,931
9,833,678	OSG International, Inc., Exit Term Loan B, 5.750%, 8/05/2019(c)	9,772,218
10,379,470	WP Mustang Holdings LLC, 1st Lien Term Loan B, 5.500%, 5/29/2021(c)	10,353,522
11,780,000	XPO Logistics, Inc., Term Loan, 5.500%, 11/01/2021(c)	11,728,522
9,103,621	YRC Worldwide, Inc., Term Loan, 8.250%, 2/13/2019(c)	8,415,205

		67,441,395

	Wireless — 0.9%
18,692,000	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(c)	16,439,614
1,995,000	Asurion LLC, Term Loan B4, 5.000%, 8/04/2022(c)	1,842,382

		18,281,996

	Wirelines — 3.0%
13,372,795	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/2022(c)	12,336,404
3,598,918	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(c)	3,584,775
8,912,719	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	8,653,715
4,526,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(c)	4,422,264
7,990,473	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(c)	7,737,414

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Wirelines — continued
$10,464,538	Nextgen Networks Pty Ltd., USD Term Loan B, 5.000%, 5/31/2021(c)	$8,894,857
12,615,708	U.S. Telepacific Corp., Term Loan, 6.000%, 11/25/2020(c)	12,063,771

		57,693,200

	Total Senior Loans (Identified Cost $1,715,346,838)	1,631,173,666

Bonds and Notes — 11.6%
Non-Convertible Bonds — 11.2%
	Banking — 0.5%
10,170,000	Ally Financial, Inc., 4.125%, 3/30/2020	10,283,904

	Building Materials — 0.6%
7,340,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	5,431,600
5,370,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	5,665,350

		11,096,950

	Cable Satellite — 0.6%
2,000,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	780,000
11,830,000	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(g)	11,534,250

		12,314,250

	Chemicals — 1.4%
8,430,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	8,113,875
7,510,000	INEOS Group Holdings S.A., 6.125%, 8/15/2018, 144A	7,566,325
2,297,000	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 3/01/2018	2,113,240
9,295,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	9,341,475

		27,134,915

	Consumer Products — 0.4%
8,100,000	Serta Simmons Bedding LLC, 8.125%, 10/01/2020, 144A	8,444,250

	Environmental — 0.5%
10,311,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	10,414,110

	Finance Companies — 0.4%
7,100,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	7,171,000
885,000	OneMain Financial Holdings, Inc., 6.750%, 12/15/2019, 144A	927,037

		8,098,037

	Financial Other — 0.2%
3,335,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	3,401,700

	Healthcare — 0.4%
7,320,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	6,844,200

	Home Construction — 0.2%
2,879,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	2,886,198

	Independent Energy — 1.5%
6,275,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	5,161,188
19,270,000	Chesapeake Energy Corp., 3.571%, 4/15/2019(c)	8,623,325
8,975,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	7,067,812

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$3,175,000	Rex Energy Corp., 8.875%, 12/01/2020	$1,238,250
8,660,000	Sanchez Energy Corp., 7.750%, 6/15/2021	6,581,600

		28,672,175

	Media Entertainment — 0.2%
4,515,000	National CineMedia LLC, 7.875%, 7/15/2021	4,695,600

	Metals & Mining — 0.8%
5,025,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	4,082,812
3,000,000	Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/2017	2,527,140
10,430,000	Petra Diamonds U.S. Treasury PLC, 8.250%, 5/31/2020, 144A	9,100,175
1,441,000	United States Steel Corp., 7.375%, 4/01/2020	724,103

		16,434,230

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
5,392,494	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)	5,355,286

	Property & Casualty Insurance — 0.5%
10,182,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	9,774,720

	Technology — 0.6%
12,206,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	10,863,340
1,068,003	Edmentum, Inc., Junior PIK Note, 10.000%, 6/09/2020(h)(i)(j)	—

		10,863,340

	Wireless — 0.5%
10,350,000	Sprint Communications, Inc., 6.000%, 12/01/2016	10,324,125

	Wirelines — 1.6%
12,300,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	12,530,625
4,820,000	Frontier Communications Corp., 8.875%, 9/15/2020, 144A	4,832,050
18,065,000	Windstream Services LLC, 7.750%, 10/01/2021	14,406,837

		31,769,512

	Total Non-Convertible Bonds (Identified Cost $245,951,452)	218,807,502

Convertible Bonds — 0.4%
	Consumer Products — 0.4%
8,450,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016 (Identified Cost $8,086,641)	7,626,125

	Total Bonds and Notes (Identified Cost $254,038,093)	226,433,627

Shares
Preferred Stocks — 0.4%
	Pharmaceuticals — 0.4%
6,693	Allergan PLC, Series A, 5.500% (Identified Cost $6,693,000)	7,009,713

Common Stocks — 0.0%
	Diversified Consumer Services — 0.0%
8,680	Edmentum Ultimate Holdings LLC, Class A(i)(j)	—

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 0.0%
134,877	Hercules Offshore, Inc.(j)	$501,742

	Total Common Stocks (Identified Cost $6,908,271)	501,742

Principal Amount
Short-Term Investments — 1.9%
$1,063,071	Repurchase Agreement with State Street Bank and Trust Company, dated 11/30/2015 at 0.000% to be repurchased at $1,063,071 on 12/01/2015 collateralized by $1,070,800 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $1,084,394 including accrued interest (Note 2 of Notes to Financial Statements)	1,063,071
36,193,642	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2015 at 0.010% to be repurchased at $36,193,652 on 12/01/2015 collateralized by $34,910,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $35,259,100; $1,645,000 U.S. Treasury Note, 1.500% due 12/31/2018 valued at $1,665,563 including accrued interest (Note 2 of Notes to Financial Statements)	36,193,642

	Total Short-Term Investments (Identified Cost $37,256,713)	37,256,713

	Total Investments — 97.9% (Identified Cost $2,020,242,915)(a)	1,902,375,461
	Other assets less liabilities — 2.1%	39,963,930

	Net Assets — 100.0%	$1,942,339,391

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2015, the net unrealized depreciation on investments based on a cost of $2,022,650,267 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,732,878
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(123,007,684)

	Net unrealized depreciation	$(120,274,806)

(b)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2015.
(c)	Variable rate security. Rate as of November 30, 2015 is disclosed.
(d)	Position is unsettled. Contract rate was not determined at November 30, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	Illiquid security. At November 30, 2015, the value of these securities amounted to $15,996,942 or 0.8% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of November 30, 2015

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended November 30, 2015, interest payments were made in cash and additional debt securities.
(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended November 30, 2015, interest payments were made in cash.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(i)	Fair valued at zero by the Fund’s adviser. At November 30, 2015, the value of these securities amounted to 0.0% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the value of Rule 144A holdings amounted to $139,607,980 or 7.2% of net assets.
PIK	Payment-in-Kind

Industry Summary at November 30, 2015

Healthcare	9.8%
Technology	8.7
Industrial Other	8.1
Retailers	5.8
Consumer Cyclical Services	5.7
Wirelines	4.6
Chemicals	4.5
Media Entertainment	4.3
Building Materials	4.3
Transportation Services	3.5
Property & Casualty Insurance	3.4
Automotive	3.0
Consumer Products	2.7
Diversified Manufacturing	2.2
Independent Energy	2.1
Cable Satellite	2.0
Financial Other	2.0
Other Investments, less than 2% each	19.3
Short-Term Investments	1.9

Total Investments	97.9
Other assets less liabilities	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of November 30, 2015

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 95.5% of Net Assets
	Aerospace & Defense — 8.6%
32,300	General Dynamics Corp.	$4,730,658
37,000	Honeywell International, Inc.	3,846,150

		8,576,808

	Banks — 4.8%
87,175	Wells Fargo & Co.	4,803,343

	Beverages — 2.9%
22,800	Anheuser-Busch InBev SA/NV, Sponsored ADR	2,928,888

	Consumer Finance — 3.9%
54,300	American Express Co.	3,890,052

	Diversified Financial Services — 3.1%
29,800	Moody’s Corp.	3,072,976

	Food & Staples Retailing — 5.0%
59,825	Walgreens Boots Alliance, Inc.	5,027,095

	Health Care Equipment & Supplies — 5.4%
71,725	Medtronic PLC	5,403,762

	Health Care Providers & Services — 9.0%
50,200	HCA Holdings, Inc.(b)	3,416,612
49,450	UnitedHealth Group, Inc.	5,573,509

		8,990,121

	Insurance — 4.2%
65,175	American International Group, Inc.	4,143,827

	Internet & Catalog Retail — 6.3%
5,010	Priceline Group, Inc. (The)(b)	6,256,738

	Internet Software & Services — 12.0%
2,625	Alphabet, Inc., Class A(b)	2,002,481
7,210	Alphabet, Inc., Class C(b)	5,354,146
156,500	eBay, Inc.(b)	4,630,835

		11,987,462

	IT Services — 5.4%
40,800	Broadridge Financial Solutions, Inc.	2,243,184
19,950	MasterCard, Inc., Class A	1,953,504
33,625	PayPal Holdings, Inc.(b)	1,185,618

		5,382,306

	Life Sciences Tools & Services — 4.6%
33,050	Thermo Fisher Scientific, Inc.	4,574,120

	Machinery — 3.3%
32,925	Cummins, Inc.	3,304,682

	Oil, Gas & Consumable Fuels — 2.0%
34,725	Marathon Petroleum Corp.	2,028,287

	Semiconductors & Semiconductor Equipment — 7.5%
35,525	Avago Technologies Ltd.	4,634,236

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of November 30, 2015

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — continued
49,225	Texas Instruments, Inc.	$2,860,957

		7,495,193

	Software — 7.5%
137,400	Microsoft Corp.	7,467,690

	Total Common Stocks (Identified Cost $85,576,139)	95,333,350

Principal Amount
Short-Term Investments — 5.9%
$5,917,664	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2015 at 0.010% to be repurchased at $5,917,666 on 12/01/2015 collateralized by $5,980,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $6,039,800 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,917,664)	5,917,664

	Total Investments — 101.4% (Identified Cost $91,493,803)(a)	101,251,014
	Other assets less liabilities — (1.4)%	(1,367,108)

	Net Assets — 100.0%	$99,883,906

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2015, the net unrealized appreciation on investments based on a cost of $91,619,716 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,712,091
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,080,793)

	Net unrealized appreciation	$9,631,298

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of November 30, 2015

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2015

Internet Software & Services	12.0%
Health Care Providers & Services	9.0
Aerospace & Defense	8.6
Semiconductors & Semiconductor Equipment	7.5
Software	7.5
Internet & Catalog Retail	6.3
Health Care Equipment & Supplies	5.4
IT Services	5.4
Food & Staples Retailing	5.0
Banks	4.8
Life Sciences Tools & Services	4.6
Insurance	4.2
Consumer Finance	3.9
Machinery	3.3
Diversified Financial Services	3.1
Beverages	2.9
Oil, Gas & Consumable Fuels	2.0
Short-Term Investments	5.9

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities

November 30, 2015

	Loomis Sayles Dividend Income Fund	Loomis Sayles Emerging Markets Opportunities Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$24,376,683	$21,893,109	$1,982,986,202	$85,576,139
Repurchase agreement(s) at cost	1,230,010	2,966,794	37,256,713	5,917,664
Net unrealized appreciation (depreciation)	(38,627)	(535,634)	(117,867,454)	9,757,211

Investments at value	25,568,066	24,324,269	1,902,375,461	101,251,014
Cash	4,509	7,753	—	27,158
Due from brokers (Note 2)	—	228,070	—	—
Foreign currency at value (identified cost $0, $40,573, $0 and $0, respectively)	—	40,365	—	—
Receivable for Fund shares sold	63,450	—	8,822,163	195,219
Receivable for securities sold	—	—	52,313,723	—
Dividends and interest receivable	143,477	276,116	16,870,710	165,724
Unrealized appreciation on bilateral swap agreements (Note 2)	—	38,292	—	—
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	9,595	—	—
Tax reclaims receivable	2,473	—	18,406	8,537
Receivable for variation margin on futures contracts (Note 2)	—	2,737	—	—
Fees receivable on swap agreements (Note 2)	—	3,609	—	—
Prepaid expenses (Note 8)	—	—	490,385	—

TOTAL ASSETS	25,781,975	24,930,806	1,980,890,848	101,647,652

LIABILITIES
Options written, at value (premiums received $4,468, $0, $0 and $0, respectively) (Note 2)	7,308	—	—	—
Payable for securities purchased	4,509	—	27,785,979	1,583,394
Unrealized depreciation on bilateral swap agreements (Note 2)	—	24,128	—	—
Payable for Fund shares redeemed	—	—	5,531,310	16,473
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	25,334	—	—
Unamortized upfront premiums received on bilateral swap agreements (Note 2)	—	211,294	—	—
Management fees payable (Note 6)	14,269	5,488	878,027	74,331
Deferred Trustees’ fees (Note 6)	32,493	18,246	64,729	29,990
Administrative fees payable (Note 6)	922	882	71,436	3,511
Payable to distributor (Note 6d)	104	22	9,090	366
Other accounts payable and accrued expenses	61,982	86,748	4,210,886	55,681

TOTAL LIABILITIES	121,587	372,142	38,551,457	1,763,746

NET ASSETS	$25,660,388	$24,558,664	$1,942,339,391	$99,883,906

See accompanying notes to financial statements.

|  46

Statements of Assets and Liabilities (continued)

November 30, 2015

	Loomis Sayles Dividend Income Fund	Loomis Sayles Emerging Markets Opportunities Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
NET ASSETS CONSIST OF:
Paid-in capital	$23,006,809	$25,834,147	$2,105,241,430	$90,079,779
Undistributed net investment income	87,741	8,455	1,596,358	134,976
Accumulated net realized gain (loss) on investments, futures contracts, options written, short sales, swap agreements and foreign currency transactions	2,607,380	(754,633)	(46,630,943)	(88,060)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(41,542)	(529,305)	(117,867,454)	9,757,211

NET ASSETS	$25,660,388	$24,558,664	$1,942,339,391	$99,883,906

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$11,329,141	$84,803	$361,834,226	$15,793,791

Shares of beneficial interest	997,778	8,725	37,326,424	1,065,850

Net asset value and redemption price per share	$11.35	$9.72	$9.69	$14.82

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.04	$10.15	$10.04	$15.72

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,743,581	$19,495	$287,330,012	$5,607,087

Shares of beneficial interest	331,149	2,028	29,725,286	388,392

Net asset value and offering price per share	$11.30	$9.61	$9.67	$14.44

Class N shares:
Net assets	$—	$1,039	$—	$—

Shares of beneficial interest	—	108	—	—

Net asset value, offering and redemption price per share	$—	$9.63 *	$—	$—

Class Y shares:
Net assets	$10,587,666	$24,453,327	$1,293,175,153	$78,483,028

Shares of beneficial interest	931,949	2,540,505	133,338,500	5,267,720

Net asset value, offering and redemption price per share	$11.36	$9.63	$9.70	$14.90

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

47  |

Statements of Operations

For the Year Ended November 30, 2015

	Loomis Sayles Dividend Income Fund	Loomis Sayles Emerging Markets Opportunities Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Interest	$293,098	$1,430,404	$114,482,518	$282
Dividends	827,758	23,049	275,082	1,181,862
Less net foreign taxes withheld	(2,446)	(1,373)	—	(17,866)

	1,118,410	1,452,080	114,757,600	1,164,278

Expenses
Management fees (Note 6)	166,524	214,896	10,725,395	679,744
Service and distribution fees (Note 6)	51,447	7,393	3,289,760	70,106
Administrative fees (Note 6)	11,856	12,235	753,858	34,204
Trustees’ fees and expenses (Note 6)	19,023	18,896	46,167	19,826
Transfer agent fees and expenses (Notes 6 and 7)	26,077	8,759	1,151,038	45,103
Audit and tax services fees	57,005	54,118	84,312	41,532
Custodian fees and expenses	18,116	28,532	271,179	11,717
Interest expense (Note 9)	—	—	324,044	—
Legal fees	647	361	109,248	955
Registration fees	47,068	59,855	214,410	70,712
Shareholder reporting expenses	9,959	1,983	123,820	7,237
Miscellaneous expenses	13,414	14,270	737,509	11,620

Total expenses	421,136	421,298	17,830,740	992,756
Less waiver and/or expense reimbursement (Note 6)	(105,460)	(132,344)	(119,412)	(2,996)

Net expenses	315,676	288,954	17,711,328	989,760

Net investment income	802,734	1,163,126	97,046,272	174,518

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SHORT SALES, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,510,501	(434,167)	(36,878,480)	28,358
Futures contracts	—	(127,291)	—	—
Options written	66,259	11,633	—	(5,075)
Short sales	—	—	—	(38,884)
Swap agreements	—	(228,010)	—	—
Foreign currency transactions	(880)	14,439	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(3,560,973)	(1,033,368)	(96,493,468)	2,853,568
Futures contracts	—	(13,107)	—	—
Options written	371	—	—	—
Swap agreements	—	30,412	—	—
Foreign currency translations	150	(30,356)	—	—

Net realized and unrealized gain (loss) on investments, futures contracts, options written, short sales, swap agreements and foreign currency transactions	(984,572)	(1,809,815)	(133,371,948)	2,837,967

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(181,838)	$(646,689)	$(36,325,676)	$3,012,485

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets

	Loomis Sayles Dividend Income Fund		Loomis Sayles Emerging Markets Opportunities Fund
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Period Ended November 30, 2014(a)
FROM OPERATIONS:
Net investment income	$802,734	$958,433	$1,163,126	$956,131
Net realized gain (loss) on investments, futures contracts, options written, short sales, swap agreements and foreign currency transactions	2,575,880	2,631,506	(763,396)	147,127
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	(3,560,452)	(511,083)	(1,046,419)	517,114

Net increase (decrease) in net assets resulting from operations	(181,838)	3,078,856	(646,689)	1,620,372

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(265,753)	(247,108)	(113,564)	(113,919)
Class C	(60,988)	(76,058)	(754)	(331)
Class N	—	—	(38)	(32)
Class Y	(476,800)	(548,134)	(934,338)	(825,391)
Net realized capital gains
Class A	(641,542)	(353,619)	(53,127)	—
Class C	(149,568)	(321,318)	(260)	—
Class N	—	—	(8)	—
Class Y	(1,904,100)	(836,248)	(223,530)	—

Total distributions	(3,498,751)	(2,382,485)	(1,325,619)	(939,673)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(2,489,180)	5,978,520	(8,607,299)	34,457,572

Net increase (decrease) in net assets	(6,169,769)	6,674,891	(10,579,607)	35,138,271
NET ASSETS
Beginning of the year	31,830,157	25,155,266	35,138,271	—

End of the year	$25,660,388	$31,830,157	$24,558,664	$35,138,271

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$87,741	$118,390	$8,455	$4,977

(a)	From commencement of operations on February 10, 2014 through November 30, 2014.

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

Loomis Sayles Senior Floating Rate and Fixed Income Fund		Vaughan Nelson Select Fund
Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

$97,046,272	$85,247,114	$174,518	$11,524
(36,878,480)	1,393,885	(15,601)	2,046,942
(96,493,468)	(23,608,611)	2,853,568	3,930,789

(36,325,676)	63,032,388	3,012,485	5,989,255

(19,237,804)	(22,500,486)	—	(6,348)
(12,216,535)	(10,332,889)	—	—
—	—	—	—
(70,077,649)	(55,152,730)	(32,110)	(27,302)

—	—	(332,805)	(964,875)
—	—	(93,986)	(118,489)
—	—	—	—
—	—	(1,659,885)	(1,439,450)

(101,531,988)	(87,986,105)	(2,118,786)	(2,556,464)

525,522,036	206,911,045	30,758,176	40,001,524

387,664,372	181,957,328	31,651,875	43,434,315

1,554,675,019	1,372,717,691	68,232,031	24,797,716

$1,942,339,391	$1,554,675,019	$99,883,906	$68,232,031

$1,596,358	$2,301,153	$134,976	$(2,012)

See accompanying notes to financial statements.

|  50

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class A
	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$13.02	$12.87		$10.43	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34	0.51	(b)	0.32	0.25	(c)
Net realized and unrealized gain (loss)	(0.58)	0.91		2.47	0.34

Total from Investment Operations	(0.24)	1.42		2.79	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.50)		(0.33)	(0.16)
Net realized capital gains	(1.10)	(0.77)		(0.02)	—

Total Distributions	(1.43)	(1.27)		(0.35)	(0.16)

Net asset value, end of the period	$11.35	$13.02		$12.87	$10.43

Total return(d)(e)	(1.89)%	11.95	%(b)	27.35%	6.01	%(c)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,329	$7,569		$5,978	$2,691
Net expenses(g)	1.20%	1.20%		1.20%	1.20	%(h)
Gross expenses	1.60%	1.67%		1.55%	1.74	%(h)
Net investment income	2.96%	4.03	%(b)	2.70%	3.67	%(c)(h)
Portfolio turnover rate	51%	65%		45%	14%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.33, total return would have been 10.53% and the ratio of net investment income to average net assets would have been 2.63%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, total return would have been 5.71% and the ratio of net investment income to average net assets would have been 3.31%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class C
	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$12.98	$12.81		$10.42	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.44	(b)	0.25	0.20	(c)
Net realized and unrealized gain (loss)	(0.58)	0.89		2.45	0.34

Total from Investment Operations	(0.32)	1.33		2.70	0.54

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.39)		(0.29)	(0.12)
Net realized capital gains	(1.10)	(0.77)		(0.02)	—

Total Distributions	(1.36)	(1.16)		(0.31)	(0.12)

Net asset value, end of the period	$11.30	$12.98		$12.81	$10.42

Total return(d)(e)	(2.64)%	11.14	%(b)	26.40%	5.44	%(c)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,744	$1,716		$5,260	$61
Net expenses(g)	1.95%	1.95%		1.95%	1.95	%(h)
Gross expenses	2.35%	2.42%		2.21%	2.53	%(h)
Net investment income	2.21%	3.54	%(b)	2.03%	3.01	%(c)(h)
Portfolio turnover rate	51%	65%		45%	14%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.21, total return would have been 9.71% and the ratio of net investment income to average net assets would have been 1.70%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 5.14% and the ratio of net investment income to average net assets would have been 2.53%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class Y
	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$13.03	$12.88		$10.44	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.56	(b)	0.35	0.26	(c)
Net realized and unrealized gain (loss)	(0.56)	0.90		2.47	0.35

Total from Investment Operations	(0.21)	1.46		2.82	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.54)		(0.36)	(0.17)
Net realized capital gains	(1.10)	(0.77)		(0.02)	—

Total Distributions	(1.46)	(1.31)		(0.38)	(0.17)

Net asset value, end of the period	$11.36	$13.03		$12.88	$10.44

Total return(d)	(1.64)%	12.22	%(b)	27.63%	6.19	%(c)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,588	$22,545		$13,917	$16,945
Net expenses(f)	0.95%	0.95%		0.95%	0.95	%(g)
Gross expenses	1.32%	1.41%		1.34%	1.53	%(g)
Net investment income	2.97%	4.46	%(b)	2.97%	3.88	%(c)(g)
Portfolio turnover rate	51%	65%		45%	14%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.37, total return would have been 10.80% and the ratio of net investment income to average net assets would have been 2.91%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, total return would have been 5.89%, and the ratio of net investment income to average net assets would have been 3.45%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Emerging Markets Opportunities Fund—Class A
	Year Ended November 30, 2015		Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.30		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.29
Net realized and unrealized gain (loss)	(0.58)		0.31

Total from Investment Operations	(0.20)		0.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.30)
Net realized capital gains	(0.08)		—

Total Distributions	(0.38)		(0.30)

Net asset value, end of the period	$9.72		$10.30

Total return(b)(c)	(1.90	)%(d)	6.00	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$85		$6,892
Net expenses(f)	1.23%		1.25	%(g)
Gross expenses	1.69%		1.72	%(g)
Net investment income	3.81%		3.52	%(g)
Portfolio turnover rate	37%		58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the adjusted net asset value per share may differ from the total return reported in the average annual total return table.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Emerging Markets Opportunities Fund—Class C
	Year Ended November 30, 2015	Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.28	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.23
Net realized and unrealized gain (loss)	(0.65)	0.29

Total from Investment Operations	(0.34)	0.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.24)
Net realized capital gains	(0.08)	—

Total Distributions	(0.33)	(0.24)

Net asset value, end of the period	$9.61	$10.28

Total return(b)(c)	(3.30)%	5.20	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19	$33
Net expenses(e)	1.98%	2.00	%(f)
Gross expenses	2.44%	2.46	%(f)
Net investment income	3.10%	2.82	%(f)
Portfolio turnover rate	37%	58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Emerging Markets Opportunities Fund—Class N
	Year Ended November 30, 2015	Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.30	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.33
Net realized and unrealized gain (loss)	(0.63)	0.28

Total from Investment Operations	(0.23)	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.31)
Net realized capital gains	(0.08)	—

Total Distributions	(0.44)	(0.31)

Net asset value, end of the period	$9.63	$10.30

Total return(b)	(2.27)%	6.18	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1
Net expenses(d)	0.95%	0.95	%(e)
Gross expenses	15.03%	8.10	%(e)
Net investment income	4.08%	3.97	%(e)
Portfolio turnover rate	37%	58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Emerging Markets Opportunities Fund—Class Y
	Year Ended November 30, 2015		Period Ended November 30, 2014*
Net asset value, beginning of the period	$10.30		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40		0.32
Net realized and unrealized gain (loss)	(0.63)		0.29

Total from Investment Operations	(0.23)		0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.31)
Net realized capital gains	(0.08)		—

Total Distributions	(0.44)		(0.31)

Net asset value, end of the period	$9.63		$10.30

Total return(b)	(2.28	)%(c)	6.18	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,453		$28,213
Net expenses(e)	0.98%		1.00	%(f)
Gross expenses	1.44%		1.47	%(f)
Net investment income	4.09%		3.87	%(f)
Portfolio turnover rate	37%		58%

*	From commencement of operations on February 10, 2014 through November 30, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the adjusted net asset value per share may differ from the total return reported in the average annual total return table.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class A
	Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012		Period Ended November 30, 2011*
Net asset value, beginning of the period	$10.40		$10.56		$10.56		$10.02		$9.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55		0.58		0.56		0.68		0.12
Net realized and unrealized gain (loss)	(0.68)		(0.14)		0.10		0.49		0.17

Total from Investment Operations	(0.13)		0.44		0.66		1.17		0.29

LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)		(0.60)		(0.60)		(0.61)		(0.10)
Net realized capital gains	—		—		(0.06)		(0.02)		—

Total Distributions	(0.58)		(0.60)		(0.66)		(0.63)		(0.10)

Net asset value, end of the period	$9.69		$10.40		$10.56		$10.56		$10.02

Total return(b)	(1.33	)%(c)	4.22	%(c)	6.43%		12.02	%(c)	3.00	%(c)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$361,834		$317,293		$421,127		$80,141		$252
Net expenses	1.07	%(e)(f)	1.10	%(e)(g)	1.10	%(h)	1.10	%(e)	1.10	%(e)(i)
Gross expenses	1.08	%(f)	1.11	%(g)	1.10	%(h)	1.48%		7.66	%(i)
Net investment income	5.45%		5.48%		5.30%		6.46%		7.00	%(i)
Portfolio turnover rate	67%		107%		82%		90%		17%

*	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(g)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class C
	Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012		Period Ended November 30, 2011*
Net asset value, beginning of the period	$10.38		$10.53		$10.54		$10.02		$9.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48		0.50		0.48		0.60		0.09
Net realized and unrealized gain (loss)	(0.68)		(0.13)		0.10		0.49		0.19

Total from Investment Operations	(0.20)		0.37		0.58		1.09		0.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)		(0.52)		(0.53)		(0.55)		(0.09)
Net realized capital gains	—		—		(0.06)		(0.02)		—

Total Distributions	(0.51)		(0.52)		(0.59)		(0.57)		(0.09)

Net asset value, end of the period	$9.67		$10.38		$10.53		$10.54		$10.02

Total return(b)	(2.06	)%(c)	3.47	%(c)	5.70%		11.18	%(c)	2.87	%(c)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$287,330		$215,189		$190,618		$22,655		$1
Net expenses	1.82	%(e)(f)	1.85	%(e)(g)	1.85	%(h)	1.85	%(e)	1.85	%(e)(i)
Gross expenses	1.83	%(f)	1.87	%(g)	1.85	%(h)	2.26%		5.00	%(i)
Net investment income	4.71%		4.77%		4.56%		5.75%		5.50	%(i)
Portfolio turnover rate	67%		107%		82%		90%		17%

*	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.81%.
(g)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.82%.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class Y
	Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012		Period Ended November 30, 2011*
Net asset value, beginning of the period	$10.41		$10.56		$10.57		$10.02		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58		0.61		0.59		0.79		0.11
Net realized and unrealized gain (loss)	(0.68)		(0.13)		0.09		0.41		0.02

Total from Investment Operations	(0.10)		0.48		0.68		1.20		0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)		(0.63)		(0.63)		(0.63)		(0.11)
Net realized capital gains	—		—		(0.06)		(0.02)		—

Total Distributions	(0.61)		(0.63)		(0.69)		(0.65)		(0.11)

Net asset value, end of the period	$9.70		$10.41		$10.56		$10.57		$10.02

Total return	(1.08	)%(b)	4.49	%(b)	6.68%		12.33	%(b)	1.29	%(b)(c)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,293,175		$1,022,193		$760,972		$46,895		$40,636
Net expenses	0.82	%(e)(f)	0.85	%(e)(g)	0.85	%(h)	0.85	%(e)	1.01	%(e)(i)(j)
Gross expenses	0.83	%(f)	0.87	%(g)	0.85	%(h)	1.37%		3.60	%(j)
Net investment income	5.69%		5.76%		5.55%		7.57%		5.17	%(j)
Portfolio turnover rate	67%		107%		82%		90%		17%

*	From commencement of operations on September 16, 2011 through November 30, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	For the period September 30, 2011 (the date Class Y shares were first registered under the Securities Act of 1933) through November 30, 2011, the total return for Class Y shares was 3.04%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.81%.
(g)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.82%.
(h)	Includes fee/expense recovery of 0.02%.
(i)	Prior to September 30, 2011, there was no expense limitation agreement in place for Class Y.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.78	$14.22		$10.50		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	(0.01)		0.01	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	0.47	2.01		3.94		0.50

Total from Investment Operations	0.48	2.00		3.95		0.50

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)		—		—
Net realized capital gains	(0.44)	(1.43)		(0.23)		—

Total Distributions	(0.44)	(1.44)		(0.23)		—

Net asset value, end of the period	$14.82	$14.78		$14.22		$10.50

Total return(d)	3.31%	15.31	%(e)	38.44	%(b)(e)	5.00	%(e)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,794	$11,182		$9,468		$777
Net expenses	1.40%	1.40	%(g)	1.40	%(g)	1.40	%(g)(h)
Gross expenses	1.40%	1.62%		1.96%		3.36	%(h)
Net investment income (loss)	0.05%	(0.08)%		0.05	%(b)	(0.11	)%(h)
Portfolio turnover rate	35%	64%		112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been 38.24%, and the ratio of net investment loss to average net assets would have been (0.07)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.52	$14.07		$10.47		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.11)		(0.08	)(b)	(0.03)
Net realized and unrealized gain (loss)	0.46	1.99		3.91		0.50

Total from Investment Operations	0.36	1.88		3.83		0.47

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		—
Net realized capital gains	(0.44)	(1.43)		(0.23)		—

Total Distributions	(0.44)	(1.43)		(0.23)		—

Net asset value, end of the period	$14.44	$14.52		$14.07		$10.47

Total return(c)	2.52%	14.54	%(d)	37.38	%(b)(d)	4.70	%(d)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,607	$2,955		$1,118		$159
Net expenses	2.15%	2.15	%(f)	2.15	%(f)	2.15	%(f)(g)
Gross expenses	2.15%	2.35%		2.76%		4.48	%(g)
Net investment loss	(0.69)%	(0.84)%		(0.62	)%(b)	(0.78	)%(g)
Portfolio turnover rate	35%	64%		112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 37.28%, and the ratio of net investment loss to average net assets would have been (0.75)%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.83	$14.24		$10.51		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05	0.02		0.04	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	0.47	2.03		3.94		0.51

Total from Investment Operations	0.52	2.05		3.98		0.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.03)		(0.02)		—
Net realized capital gains	(0.44)	(1.43)		(0.23)		—

Total Distributions	(0.45)	(1.46)		(0.25)		—

Net asset value, end of the period	$14.90	$14.83		$14.24		$10.51

Total return	3.56%	15.66	%(d)	38.80	%(b)(d)	5.10	%(d)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$78,483	$54,095		$14,211		$6,759
Net expenses	1.15%	1.15	%(f)	1.15	%(f)	1.15	%(f)(g)
Gross expenses	1.15%	1.33%		1.80%		3.46	%(g)
Net investment income (loss)	0.31%	0.16%		0.33	%(b)	(0.10	)%(g)
Portfolio turnover rate	35%	64%		112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.61%, and the ratio of net investment income to average net assets would have been 0.15%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

63  |

Notes to Financial Statements

November 30, 2015

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Dividend Income Fund (the “Dividend Income Fund”)

Loomis Sayles Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”)

Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Senior Floating Rate and Fixed Income Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

Dividend Income Fund is a diversified investment company, while Emerging Markets Opportunities Fund, Senior Floating Rate and Fixed Income Fund and Select Fund are each a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Emerging Markets Opportunities Fund offers Class N shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Dividend Income Fund and Select Fund, 4.25% for Emerging Markets Opportunities Fund (4.50% prior to November 2, 2015) and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are intended for employer-sponsored retirement plans and, effective November 2, 2015, investors with an initial minimum investment of $1,000,000. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Emerging Markets Opportunities Fund Class A, Class C and Class Y, collectively, and Class N, individually, transfer agent fees). In addition, each class votes as a class only with respect to its

|  64

Notes to Financial Statements (continued)

November 30, 2015

own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic

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exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Over-the-counter (“OTC”) options on exchange-traded funds (“ETFs”) and currency options are valued at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Options on ETFs and currency options not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of November 30, 2015, securities of the funds included in net assets (reflected at absolute value) were fair valued as follows:

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Fund	Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]		Percentage of Net Assets
Dividend Income Fund	$328,950	1.3%	$48,840		0.2%
Senior Floating Rate and Fixed Income Fund	15,996,942	0.8%	—	[3]	0.0%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.
[3]	Fair valued at zero.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Short Sales.  Certain Funds may enter into short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. To sell a security short, a Fund typically borrows that security from a prime broker and delivers it to the short sale counterparty. Short sale proceeds are held by the prime broker until the short position is closed out and are reflected as due from broker in the Statements of Assets and Liabilities. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. Ordinarily, a Fund will pay interest to borrow securities and will have to repay the lender any dividends that accrue on the security while the loan is outstanding. The Funds intend to cover their short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, combined with assets pledged to the prime broker as collateral, equals the current market value of the securities underlying the short sale.

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d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended November 30, 2015, the amount of income available to be distributed was reduced by the following amounts as a result of losses arising from changes in exchange rates:

Dividend Income Fund	$18,495
Emerging Markets Opportunities Fund	205,390
Senior Floating Rate and Fixed Income Fund	—
Select Fund	—

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire

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exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are

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treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Swap Agreements.  Certain Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to

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make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments). This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the

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Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due from Brokers.  Transactions and positions in certain options, futures and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statement of Assets and Liabilities for Emerging Markets Opportunities Fund represents cash pledged as collateral for options and bilateral swap agreements and as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

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k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, return of capital and capital gain distributions received, distribution re-designations, defaulted bond adjustments, contingent payment debt instruments, convertible bonds, interest rate swaps and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, contingent payment debt instruments, futures and forward foreign currency contracts mark-to-market, swaps, partnerships, defaulted bonds, dividend payables, return of capital distributions received and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Dividend Income Fund	$1,415,966	$2,082,785	$3,498,751	$1,601,456	$781,029	$2,382,485
Emerging Markets Opportunities Fund	1,238,401	87,218	1,325,619	939,673	—	939,673
Senior Floating Rate and Fixed Income Fund	101,531,988	—	101,531,988	87,986,105	—	87,986,105
Select Fund	705,982	1,412,804	2,118,786	2,243,055	313,409	2,556,464

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Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Dividend Income Fund	Emerging Markets Opportunities Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Undistributed ordinary income	$143,700	$8,351	$1,662,384	$164,967
Undistributed long-term capital gains	2,618,711	—	—	2,044,342

Total undistributed earnings	2,762,411	8,351	1,662,384	2,209,309

Capital loss carryforward:
Short-term:
No expiration date	—	(503,527)	(11,510,617)	—
Long-term:
No expiration date	—	(131,613)	(32,396,710)	—

Total capital loss carryforward	—	(635,140)	(43,907,327)	—

Post-October capital loss deferrals*	—	—	—	(2,006,489)

Unrealized appreciation (depreciation)
Investments	(37,505)	(580,704)	(120,274,806)	9,631,298
Foreign currency translations	(38,834)	(49,744)	—	—

Total unrealized appreciation (depreciation)	(76,339)	(630,448)	(120,274,806)	9,631,298

Total accumulated earnings (losses)	$2,686,072	$(1,257,237)	$(162,519,749)	$9,834,118

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31, may be deferred and treated as occurring on the first day of the following taxable year. Select Fund is deferring short-term and long-term capital losses that occurred after October 31, 2015.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including

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interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3.

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All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2015, at value:

Dividend Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$20,401,532	$—	$—		$20,401,532
Bonds and Notes
Non-Convertible Bonds
Chemicals	—	22,750	48,840	(b)	71,590
All Other Non-Convertible Bonds(a)	—	2,872,294	—		2,872,294

Total Non-Convertible Bonds	—	2,895,044	48,840		2,943,884

Convertible Bonds(a)	—	195,200	—		195,200

Total Bonds and Notes	—	3,090,244	48,840		3,139,084

Preferred Stocks(a)	797,440	—	—		797,440
Short-Term Investments	—	1,230,010	—		1,230,010

Total	$21,198,972	$4,320,254	$48,840		$25,568,066

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Written Options(a)	$(7,308)	$—	$—		$(7,308)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Emerging Markets Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$21,028,129	$—	$21,028,129
Senior Loans(a)	—	318,754	—	318,754
Purchased Options(a)	8,800	1,792	—	10,592
Short-Term Investments	—	2,966,794	—	2,966,794

Total Investments	8,800	24,315,469	—	24,324,269

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	38,292	—	38,292
Forward Foreign Currency Contracts (unrealized appreciation)	—	9,595	—	9,595
Futures Contracts (unrealized appreciation)	4,503	—	—	4,503

Total	$13,303	$24,363,356	$—	$24,376,659

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bilateral Credit Default Swap Agreements (unrealized depreciation)	$—	$(24,128)	$—	$(24,128)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(25,334)	—	(25,334)

Total	$—	$(49,462)	$—	$(49,462)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2015, there were no transfers among Levels 1, 2 and 3.

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Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Senior Loans(a)	$—	$1,631,173,666	$—		$1,631,173,666
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	—	—	5,355,286	(b)	5,355,286
Technology	—	10,863,340	—	(c)	10,863,340
All Other Non-Convertible Bonds(a)	—	202,588,876	—		202,588,876

Total Non-Convertible Bonds	—	213,452,216	5,355,286		218,807,502

Convertible Bonds(a)	—	7,626,125	—		7,626,125

Total Bonds and Notes	—	221,078,341	5,355,286		226,433,627

Preferred Stocks(a)	7,009,713	—	—		7,009,713
Common Stocks(a)	501,742	—	—	(c)	501,742
Short-Term Investments	—	37,256,713	—		37,256,713

Total	$7,511,455	$1,889,508,720	$5,355,286		$1,902,375,461

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued at zero using level 3 inputs.

For the year ended November 30, 2015, there were no transfers among Levels 1, 2 and 3.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$95,333,350	$—	$—	$95,333,350
Short-Term Investments	—	5,917,664	—	5,917,664

Total	$95,333,350	$5,917,664	$—	$101,251,014

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2015, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

November 30, 2015

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2014 and/or November 30, 2015:

Dividend Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$1,480	$—	($92,140)	$—

Investments in Securities	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of November 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2015
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$139,500	$—	$48,840	($92,140)

A debt security valued at $139,500 was transferred from Level 2 to Level 3 during the period ended November 30, 2015. At November 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At November 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period

79  |

Notes to Financial Statements (continued)

November 30, 2015

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$—	$—	$—	$(37,208)	$5,410,000
Technology	—	—	—	(2,045,647)	2,045,647
Common Stocks	—	—	—	—	—

Total	$—	$—	$—	$(2,082,855)	$7,455,647

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2015
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$(17,506)	$—	$—	$5,355,286	$(37,208)
Technology	—	—	—	—	(2,045,647)
Common Stocks	—	—	—	—	—

Total	$(17,506)	$—	$—	$5,355,286	$(2,082,855)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset,

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Notes to Financial Statements (continued)

November 30, 2015

reference rate or index. Derivative instruments that Dividend Income Fund, Emerging Markets Opportunities Fund and Select Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Dividend Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the year ended November 30, 2015, the Fund engaged in written call option transactions, written put option transactions and purchased put transactions for hedging and investment purposes.

Emerging Markets Opportunities Fund seeks to provide high total investment return through a combination of high current income and capital appreciation. The Fund pursues its objective by generally obtaining its long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the year ended November 30, 2015, the Fund used forward foreign currency contracts, futures contracts, purchased call options and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Emerging Markets Opportunities Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended November 30, 2015, the Fund engaged in futures contracts for hedging purposes and futures contracts and interest rate swap agreements to manage duration.

Emerging Markets Opportunities Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended November 30, 2015, the Fund engaged in purchased and written put options for hedging purposes.

Select Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use written call options to hedge against

81  |

Notes to Financial Statements (continued)

November 30, 2015

a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use written call options and written put options for investment purposes. During the year ended November 30, 2015, the Fund engaged in written call option and written put option transactions for investment purposes.

The following is a summary of derivative instruments for Dividend Income Fund as of November 30, 2015, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(7,308)

Transactions in derivative instruments for Dividend Income Fund during the year ended November 30, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[1]	Options written
Equity contracts	$(4,403)	$66,259

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[1]	Options written
Equity contracts	$—	$371

[1]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Emerging Markets Opportunities Fund as of November 30, 2015, as reflected within the Statements of Assets and Liabilities:

	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Assets
Over-the-counter asset derivatives
Foreign exchange contracts	$1,792	$9,595	$—	$—	$11,387

Total over-the-counter asset derivatives	$1,792	$9,595	$—	$—	$11,387

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Notes to Financial Statements (continued)

November 30, 2015

	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Assets
Exchange-traded/cleared asset derivatives
Equity contracts	$8,800	$—	$—	$—	$8,800
Interest rate contracts	—	—	4,503	—	4,503

Total exchange traded/cleared asset derivatives	$8,800	$—	$4,503	$—	$13,303

Total asset derivatives	$10,592	$9,595	$4,503	$—	$24,690

		Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Liabilities
Over-the-counter liability derivatives
Foreign exchange contracts		$(25,334)	$—	$—	$(25,334)
Credit contracts		—	—	(197,130)	(197,130)

Total over-the-counter liability derivatives		$(25,334)	$—	$(197,130)	$(222,464)

Total liability derivatives		$(25,334)	$—	$(197,130)	$(222,464)

[1]	Represents purchased options, at value.
[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[3]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

November 30, 2015

Transactions in derivative instruments for Emerging Markets Opportunities Fund during the year ended November 30, 2015, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$—	$(39,436)	$—	$(52,142)	$—
Foreign exchange contracts	85,988	—	7,348	—	21,713
Credit contracts	—	—	—	(175,868)	—
Equity contracts	(102,537)	(87,855)	4,285	—	—

Total	$(16,549)	$(127,291)	$11,633	$(228,010)	$21,713

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$—	$(17,396)	$—	$—	$—
Foreign exchange contracts	(42,667)	—	—	—	(30,208)
Credit contracts	—	—	—	30,412	—
Equity contracts	(33,597)	4,289	—	—	—

Total	$(76,264)	$(13,107)	$—	$30,412	$(30,208)

[4]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
[5]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of operations.

Transactions in derivative instruments for Select Fund during the year ended November 30, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(5,075)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$—

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  84

Notes to Financial Statements (continued)

November 30, 2015

The volume of option contract activity, as a percentage of net assets, for Dividend Income Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2015:

Dividend Income Fund**	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.07%	1.15%	1.44%
Highest Market Value of Underlying Securities	1.01%	3.46%	3.23%
Lowest Market Value of Underlying Securities	0.00%	0.36%	0.50%
Market Value of Underlying Securities as of November 30, 2015	0.00%	0.93%	0.50%

The volume of option contract activity, as a percentage of net assets, for Emerging Markets Opportunities Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2015:

Emerging Markets Opportunities Fund**	Call Options Purchased	Put Options Purchased	Put Options Written
Average Market Value of Underlying Securities	4.08%	5.77%	2.20%
Highest Market Value of Underlying Securities	17.06%	12.38%	8.78%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2015	17.06%	8.32%	0.00%

The volume of option contract activity, as a percentage of net assets, for Select Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2015:

Select Fund**	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.28%	0.04%
Highest Market Value of Underlying Securities	2.06%	0.52%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2015	0.00%	0.00%

**	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures, and for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate.

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Notes to Financial Statements (continued)

November 30, 2015

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, for Emerging Markets Opportunities Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions, at absolute value, was as follows for the year ended November 30, 2015:

Emerging Markets Opportunities Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	11.72%	6.48%	11.84%	3.30%
Highest Notional Amount Outstanding	21.69%	8.54%	17.06%	11.62%
Lowest Notional Amount Outstanding	3.15%	2.31%	6.63%	0.00%
Notional Amount Outstanding as of November 30, 2015	15.81%	3.80%	7.45%	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The following is a summary of Dividend Income Fund’s written option activity:

Dividend Income Fund	Number of Contracts	Premiums
Outstanding at November 30, 2014	95	$4,627
Options written	997	91,770
Options terminated in closing purchase transactions	(606)	(46,623)
Options exercised	(178)	(18,133)
Options expired	(253)	(27,173)

Outstanding at November 30, 2015	55	$4,468

The following is a summary of Emerging Markets Opportunities Fund’s foreign currency and security written option activity:

Emerging Markets Opportunities Fund	Units of Currency	Premiums
Outstanding at November 30, 2014	—	$—
Options written	8,500,000	94,989
Options terminated in closing purchase transactions	(8,500,000)	(94,989)

Outstanding at November 30, 2015	—	$—

|  86

Notes to Financial Statements (continued)

November 30, 2015

Emerging Markets Opportunities Fund	Number of Contracts	Premiums
Outstanding at November 30, 2014	—	$—
Options written	250	6,583
Options terminated in closing purchase transactions	(250)	(6,583)

Outstanding at November 30, 2015	—	$—

The following is a summary of Select Fund’s written option activity:

Select Fund	Number of Contracts	Premiums
Outstanding at November 30, 2014	—	$—
Options written3	250	27,079
Options terminated in closing purchase transactions	(200)	(21,631)
Options expired	(50)	(5,448)

Outstanding at November 30, 2015	—	$—

OTC derivatives, including forward foreign currency contracts, options and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of November 30, 2015, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Emerging Markets Opportunities Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$568	$(568)	$—	$—	$—
Credit Suisse International	10,819	(10,819)	—	—	—

	$11,387	$(11,387)	$—	$—	$—

87  |

Notes to Financial Statements (continued)

November 30, 2015

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(97,914)	$568	$(97,346)	$—	$(97,346)
Barclays Bank PLC	(19,626)	—	(19,626)	—	(19,626)
Citibank, N.A.	(79,590)	—	(79,590)	79,590	—
Credit Suisse International	(25,334)	10,819	(14,515)	—	(14,515)

	$(222,464)	$11,387	$(211,077)	$79,590	$(131,487)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank and Trust Company (“State Street Bank”).

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value

|  88

Notes to Financial Statements (continued)

November 30, 2015

of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of November 30, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Dividend Income Fund	$443,505	$443,505
Emerging Markets Opportunities Fund	242,194	151,217

5.  Purchases and Sales of Securities.  For the year ended November 30, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Dividend Income Fund	$13,757,722	$18,425,419
Emerging Markets Opportunities Fund	9,516,172	19,003,457
Senior Floating Rate and Fixed Income Fund	1,555,361,062	1,138,970,707
Select Fund	54,458,965	26,530,301

For the year ended November 30, 2015, short sales and purchases to cover by Funds were as follows:

Fund	Purchases	Sales
Select Fund	$1,237,298	$1,198,414

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to Dividend Income Fund, Emerging Markets Opportunities Fund and Senior Floating Rate and Fixed Income Fund. Under the terms of the management agreements, Dividend Income Fund and Senior Floating Rate and Fixed Income Fund pay a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on Dividend Income Funds’ average daily net assets and Senior Floating Rate and Fixed Income Fund’s average daily managed assets, which include borrowings used for leverage. Emerging Markets Opportunities Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on average daily net assets.

NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to the Select Fund. NGAM Advisors is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Under the terms of the management agreement, the Fund pays a

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Notes to Financial Statements (continued)

November 30, 2015

management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

NGAM Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.53%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to NGAM Advisors are reduced by the amount of payments to Vaughan Nelson.

Loomis Sayles and NGAM Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until March 31, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended November 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Dividend Income Fund	1.20%	1.95%	—	0.95%
Emerging Markets Opportunities Fund	1.25%	2.00%	0.95%	1.00%
Senior Floating Rate and Fixed Income Fund	1.05%	1.80%	—	0.80%
Select Fund	1.40%	2.15%	—	1.15%

Loomis Sayles and NGAM Advisors shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

November 30, 2015

For the year ended November 30, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Dividend Income Fund	$166,524	$105,460	$—	$61,064	0.60%	0.22%
Emerging Markets Opportunities Fund	214,896	126,504	5,698	82,694	0.75%	0.29%
Senior Floating Rate and Fixed Income Fund	10,725,395	119,412	—	10,605,983	0.61%	0.60%
Select Fund	679,744	2,996	—	676,748	0.85%	0.85%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2016.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

For the year ended November 30, 2015, class-specific expenses have been reimbursed as follows:

	Contractual Reimbursement[3]
Fund	Class A	Class C	Class N	Class Y
Emerging Markets Opportunities Fund	$—	$—	$46	$—

[3]	Contractual expense reimbursements are subject to possible recovery until November 30, 2016, except as noted in Note 6h.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis US.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

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Notes to Financial Statements (continued)

November 30, 2015

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Dividend Income Fund	$23,991	$6,864	$20,592
Emerging Markets Opportunities Fund	7,114	70	209
Senior Floating Rate and Fixed Income Fund	844,569	611,298	1,833,893
Select Fund	30,939	9,792	29,375

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

November 30, 2015

For the year ended November 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Dividend Income Fund	$11,856
Emerging Markets Opportunities Fund	12,235
Senior Floating Rate and Fixed Income Fund	753,858
Select Fund	34,204

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Dividend Income Fund	$19,881
Emerging Markets Opportunities Fund	4,744
Senior Floating Rate and Fixed Income Fund	1,072,288
Select Fund	36,156

As of November 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Dividend Income Fund	$104
Emerging Markets Opportunities Fund	22
Senior Floating Rate and Fixed Income Fund	9,090
Select Fund	366

93  |

Notes to Financial Statements (continued)

November 30, 2015

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended November 30, 2015 were as follows:

Fund	Commissions
Dividend Income Fund	$3,604
Emerging Markets Opportunities Fund	94
Senior Floating Rate and Fixed Income Fund	137,154
Select Fund	13,515

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based

|  94

Notes to Financial Statements (continued)

November 30, 2015

on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of November 30, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis US and affiliates held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan	Natixis US	Total Affiliated Ownership
Dividend Income Fund	5.75%	—	5.75%
Emerging Markets Opportunities Fund	—	97.52%	97.52%
Senior Floating Rate and Fixed Income Fund	0.38%	—	0.38%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Effective April 1, 2015, NGAM Advisors has given a binding contractual undertaking to Emerging Markets Opportunities Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period from April 1, 2015 through November 30, 2015, NGAM Advisors reimbursed the Fund $96 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  During the year ended November 30, 2015, Loomis Sayles reimbursed Senior Floating Rate and Fixed Income Fund $23,353 in connection with trading errors.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended November 30, 2015, Emerging Markets Opportunities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$931	$8	$142	$7,678

Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

95  |

Notes to Financial Statements (continued)

November 30, 2015

8.  Line of Credit.  Effective April 16, 2015, each Fund, except the Senior Floating Rate and Fixed Income Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended November 30, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

Effective November 23, 2015, Senior Floating Rate and Fixed Income Fund has entered into a syndicated, committed, secured line of credit with Sumitomo Mitsui Banking Corporation (the “Administrative Agent”), The Bank of Nova Scotia and National Australia Bank Limited (each a “Lender” and together with the Administrative Agent “Lenders”) under which it may borrow for investment or liquidity purposes. The commitment of the Lenders to make loans to the Fund shall not exceed $400,000,000 at any one time. Under the terms of the agreement, the Lenders are entitled to a security interest in the assets of the Fund as collateral. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.400% per annum payable to the Administrative Agent for the account of each Lender is accrued by the Fund based on the unused portion of the line of credit. For the period ended November 30, 2015, the Fund paid the Administrative Agent an upfront fee of $400,000 and a structuring fee of $100,000, for a total of $500,000, which are reflected as prepaid expenses on the Statement of Assets and Liabilities and are being amortized over a period of 364 days.

Prior to November 23, 2015, Senior Floating Rate and Fixed Income Fund had entered into a committed, secured line of credit with the Bank of Nova Scotia (the “Bank”), under which it borrowed for investment or liquidity purposes. The commitment of the Bank to make loans to the Fund shall not exceed $400,000,000 at any one time. Under the terms of the agreement, the Bank was entitled to a security interest in the assets of the Fund as collateral. Interest was charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.175% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter, was accrued by the Fund based on the unused portion of the line of credit.

|  96

Notes to Financial Statements (continued)

November 30, 2015

During the year ended November 30, 2015, Senior Floating Rate and Fixed Income Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $56,648,148 at a weighted average interest rate of 1.18%.

9.  Interest Expense.  The Funds may incur interest expense on cash overdrafts at the custodian or from use of the line of credit. Interest expense incurred for the year ended November 30, 2015 is reflected on the Statements of Operations.

10.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended November 30, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Dividend Income Fund	$800

11.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Senior Floating Rate and Fixed Income Fund, Emerging Markets Opportunities Fund and Select Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging Markets Opportunities Fund’s investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets.

The senior loans in which Senior Floating Rate and Fixed Income Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. There may also be less public information available about senior loans as compared to other debt securities.

97  |

Notes to Financial Statements (continued)

November 30, 2015

Senior loans are generally less liquid than many other debt securities. Transactions in senior loans may settle on a delayed basis, such that the Senior Floating Rate and Fixed Income Fund may not receive the proceeds from the sale of a loan for a substantial period of time (greater than seven days) after the sale. As a result, the proceeds related to the sale of senior loans may not be available to make additional investments or to meet the Fund’s redemption obligations until substantial period (greater than seven days) after the sale of the loans.

12.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership		Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Dividend Income Fund	2	35.61%		5.75%	41.36%
Emerging Markets Opportunities Fund	—	—		97.52%	97.52%
Senior Floating Rate and Fixed Income Fund	1	8.09	%(a)	0.38%	8.47%

(a)	Investment on behalf of non-affiliated account holders is controlled by AlphaSimplex Group, LLC, which is a subsidiary of Natixis US.

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  98

Notes to Financial Statements (continued)

November 30, 2015

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2015		Year Ended November 30, 2014
Dividend Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	512,006	$5,938,857	179,861	$2,266,267
Issued in connection with the reinvestment of distributions	76,595	888,237	48,376	591,237
Redeemed	(172,200)	(1,965,394)	(111,299)	(1,388,398)

Net change	416,401	$4,861,700	116,938	$1,469,106

Class C
Issued from the sale of shares	243,281	$2,850,657	124,652	$1,563,458
Issued in connection with the reinvestment of distributions	17,190	199,012	32,680	394,551
Redeemed	(61,574)	(693,371)	(435,659)	(5,233,591)

Net change	198,897	$2,356,298	(278,327)	$(3,275,582)

Class Y
Issued from the sale of shares	147,899	$1,736,431	1,127,135	$13,806,132
Issued in connection with the reinvestment of distributions	200,725	2,344,722	113,030	1,380,936
Redeemed	(1,147,070)	(13,788,331)	(590,262)	(7,402,072)

Net change	(798,446)	$(9,707,178)	649,903	$7,784,996

Increase (decrease) from capital share transactions	(183,148)	$(2,489,180)	488,514	$5,978,520

99  |

Notes to Financial Statements (continued)

November 30, 2015

13.  Capital Shares (continued).

	Year Ended November 30, 2015		Year Ended November 30, 2014(a)
Emerging Markets Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	60,018	$600,325	711,823	$7,411,470
Issued in connection with the reinvestment of distributions	16,514	164,398	10,837	112,651
Redeemed	(736,708)	(7,347,482)	(53,759)	(556,078)

Net change	(660,176)	$(6,582,759)	668,901	$6,968,043

Class C
Issued from the sale of shares	45	$450	4,275	$43,749
Issued in connection with the reinvestment of distributions	102	1,014	32	331
Redeemed	(1,300)	(12,591)	(1,126)	(11,469)

Net change	(1,153)	$(11,127)	3,181	$32,611

Class N
Issued from the sale of shares	—	$—	100	$1,001
Issued in connection with the reinvestment of distributions	5	46	3	32

Net change	5	$46	103	$1,033

Class Y
Issued from the sale of shares	91,181	$914,925	2,671,508	$26,759,165
Issued in connection with the reinvestment of distributions	115,728	1,145,358	78,820	812,043
Redeemed	(405,726)	(4,073,742)	(11,006)	(115,323)

Net change	(198,817)	$(2,013,459)	2,739,322	$27,455,885

Increase (decrease) from capital share transactions	(860,141)	$(8,607,299)	3,411,507	$34,457,572

(a)	From commencement of operations on February 10, 2014 through November 30, 2014.

|  100

Notes to Financial Statements (continued)

November 30, 2015

13.  Capital Shares (continued).

	Year Ended November 30, 2015		Year Ended November 30, 2014
Senior Floating Rate and Fixed Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	29,453,991	$299,812,431	22,625,002	$239,436,444
Issued in connection with the reinvestment of distributions	1,459,589	14,725,397	1,698,487	17,933,853
Redeemed	(24,088,241)	(243,783,571)	(33,702,577)	(357,095,191)

Net change	6,825,339	$70,754,257	(9,379,088)	$(99,724,894)

Class C
Issued from the sale of shares	14,874,571	$150,680,001	8,372,101	$88,336,125
Issued in connection with the reinvestment of distributions	719,764	7,238,470	580,059	6,102,364
Redeemed	(6,609,261)	(66,799,576)	(6,307,621)	(66,612,203)

Net change	8,985,074	$91,118,895	2,644,539	$27,826,286

Class Y
Issued from the sale of shares	107,699,562	$1,097,299,122	83,778,480	$887,036,447
Issued in connection with the reinvestment of distributions	4,856,776	49,016,156	3,190,392	33,621,437
Redeemed	(77,434,296)	(782,666,394)	(60,786,625)	(641,848,231)

Net change	35,122,042	$363,648,884	26,182,247	$278,809,653

Increase (decrease) from capital share transactions	50,932,455	$525,522,036	19,447,698	$206,911,045

101  |

Notes to Financial Statements (continued)

November 30, 2015

13.  Capital Shares (continued).

	Year Ended November 30, 2015		Year Ended November 30, 2014
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	494,417	$7,263,911	1,080,164	$14,760,927
Issued in connection with the reinvestment of distributions	21,192	307,501	73,027	960,306
Redeemed	(206,222)	(3,001,098)	(1,062,633)	(14,965,696)

Net change	309,387	$4,570,314	90,558	$755,537

Class C
Issued from the sale of shares	214,321	$3,070,814	124,505	$1,698,959
Issued in connection with the reinvestment of distributions	6,567	93,508	9,036	117,470
Redeemed	(36,042)	(521,715)	(9,427)	(129,599)

Net change	184,846	$2,642,607	124,114	$1,686,830

Class Y
Issued from the sale of shares	3,122,510	$45,979,526	2,863,064	$40,671,827
Issued in connection with the reinvestment of distributions	115,142	1,676,475	108,470	1,427,464
Redeemed	(1,616,997)	(24,110,746)	(322,200)	(4,540,134)

Net change	1,620,655	$23,545,255	2,649,334	$37,559,157

Increase (decrease) from capital share transactions	2,114,888	$30,758,176	2,864,006	$40,001,524

|  102

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Dividend Income Fund, Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Dividend Income Fund, Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) at November 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 22, 2016

103  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Dividend Income	47.05%
Select	68.37%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2015, unless subsequently determined to be different.

Fund	Amount
Dividend Income	$2,082,785
Emerging Markets Opportunities	87,218
Select	1,412,804

Qualified Dividend Income.  For the fiscal year ended November 30, 2015, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Dividend Income
Emerging Markets Opportunities
Senior Floating Rate and Fixed Income
Select

Foreign Tax Credit.  For the year ended November 30, 2015, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Emerging Markets Opportunities	$1,373	$1,478,513

|  104

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

105  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  106

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 1993 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

107  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  108

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/13- 11/30/14	12/1/14- 11/30/15	12/1/13- 11/30/14	12/1/14- 11/30/15	12/1/13- 11/30/14	12/1/14- 11/30/15	12/1/13- 11/30/14	12/1/14- 11/30/15
Natixis Funds Trust II – Loomis Sayles Dividend Income Fund, Loomis Sayles Emerging Markets Opportunities Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund	$194,700	$195,917	$225	$242	$30,909	$43,894	$—	$—

1.	Audit-related fees consist of:

2014 & 2015 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2014 & 2015 – review of the Registrant’s tax returns and preparation of application for change in accounting method (2015 only).

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $31,134 and $44,136 respectively.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”) and entities controlling, controlled by or under common control with Loomis and NGAM (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/13- 11/30/14	12/1/14- 11/30/15	12/1/13- 11/30/14	12/1/14- 11/30/15	12/1/13- 11/30/14	12/1/14- 11/30/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, NGAM and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/13- 11/30/14	12/1/14- 11/30/15
Control Affiliates	$226,486	$50,066

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 22, 2016